EXHIBIT 4.C

EL PASO CORPORATION

as Issuer

and

HSBC BANK USA, NATIONAL ASSOCIATION

as Trustee

TENTH SUPPLEMENTAL INDENTURE

Dated as of December 28, 2005

to

INDENTURE

Dated as of May 10, 1999

10  3/4% Senior Notes due 2010

9  5/8% Senior Notes due 2012

7.75% Senior Notes due 2032

7.42% Senior Notes due 2037

6.95% Senior Notes due 2028

6.375% Senior Notes due 2009

7.75% Senior Notes due 2010

6.50% Senior Notes due 2008

7.625% Senior Notes due 2008

6.50% Senior Notes due 2006

6.70% Senior Notes due 2027

7  1/2% Senior Notes due 2006

EXHIBITS

Exhibit A-1:	Form of 10 3/4% Senior Note due 2010

Exhibit A-2:	Form of 9 5/8% Senior Note due 2012

Exhibit A-3:	Form of 7.75% Senior Note due 2032

Exhibit A-4:	Form of 7.42% Senior Note due 2037

Exhibit A-5:	Form of 6.95% Senior Note due 2028

Exhibit A-6:	Form of 6.375% Senior Note due 2009

Exhibit A-7:	Form of 7.75% Senior Note due 2010

Exhibit A-8:	Form of 6.50% Senior Note due 2008

Exhibit A-9:	Form of 7.625% Senior Note due 2008

Exhibit A-10:	Form of 6.50% Senior Note due 2006

Exhibit A-11:	Form of 6.70% Senior Note due 2027

Exhibit A-12:	Form of 7 1/2% Senior Note due 2006

TENTH SUPPLEMENTAL INDENTURE, dated as of December 28, 2005 (this “Supplemental Indenture ”), between EL PASO CORPORATION , a Delaware corporation (the “ Company ”), and HSBC BANK USA, NATIONAL ASSOCIATION , a national banking association, as successor-in-interest to JPMorgan Chase Bank (formerly The Chase Manhattan Bank), as trustee under the Indenture referred to below (in such capacity, the “ Trustee ”).

RECITALS OF THE COMPANY

WHEREAS, the Company and the Trustee are parties to an Indenture dated as of May 10, 1999 (the “ Original Indenture ”), such Original Indenture, as amended and supplemented from time to time (including without limitation pursuant to this Supplemental Indenture), being referred to herein as the “ Indenture ”; and

WHEREAS, upon the terms and subject to the conditions set forth in its Offering Memorandum and Consent Solicitation Statement, dated December 2, 2005 (as amended and supplemented to date), and in the related Letter of Transmittal and Consent, the Company has offered to exchange (the “ Private Exchange Offer ”) all of the outstanding debt securities heretofore issued by El Paso CGP Company, L.L.C., a Delaware limited liability company (formerly known as El Paso CGP Company, a Delaware corporation) and a wholly-owned subsidiary of the Company (“ CGP ”), under (i) an Indenture dated as of October 1, 1990, between CGP and The Bank of New York Trust Company, N.A., as trustee (“ BoNY ”), (ii) an Indenture dated as of May 15, 1992, between CGP and BoNY, (iii) an Indenture dated as of September 15, 1992, between CGP and BoNY, and (iv) an Indenture dated as of February 24, 1997, between CGP and BoNY, for notes issued by the Company under the Indenture; and

WHEREAS, pursuant to Section 901 of the Indenture, without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental to the Indenture to establish the form or terms of securities of any series as permitted by Sections 201 and 301 of the Indenture; and

WHEREAS, in connection with the Private Exchange Offer, the Company desires to create each of the following series of Securities (collectively, the “ Notes ”):

(i)	a series of Securities in an aggregate principal amount of up to $56,573,000, which series shall be designated as the 10 3/4% Senior Notes due 2010,

(ii)	a series of Securities in an aggregate principal amount of up to $150,000,000, which series shall be designated as the 9 5/8% Senior Notes due 2012,

(iii)	a series of Securities in an aggregate principal amount of up to $150,000,000, which series shall be designated as the 7.75% Senior Notes due 2032,

(iv)	a series of Securities in an aggregate principal amount of up to $200,000,000, which series shall be designated as the 7.42% Senior Notes due 2037,

(v)	a series of Securities in an aggregate principal amount of up to $200,000,000, which series shall be designated as the 6.95% Senior Notes due 2028,

(vi)	a series of Securities in an aggregate principal amount of up to $200,000,000, which series shall be designated as the 6.375% Senior Notes due 2009,

(vii)	a series of Securities in an aggregate principal amount of up to $400,000,000, which series shall be designated as the 7.75% Senior Notes due 2010,

(viii)	a series of Securities in an aggregate principal amount of up to $200,000,000, which series shall be designated as the 6.50% Senior Notes due 2008,

(ix)	a series of Securities in an aggregate principal amount of up to $215,000,000, which series shall be designated as the 7.625% Senior Notes due 2008,

(x)	a series of Securities in an aggregate principal amount of up to $109,500,000, which series shall be designated as the 6.50% Senior Notes due 2006,

(xi)	a series of Securities in an aggregate principal amount of up to $200,000,000, which series shall be designated as the 6.70% Senior Notes due 2027, and

(xii)	a series of Securities in an aggregate principal amount of up to $204,910,000, which series shall be designated as the 7 1/2% Senior Notes due 2006; and

WHEREAS, all action on the part of the Company necessary to authorize the issuance of the Notes under the Original Indenture and this Supplemental Indenture has been duly taken; and

WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee as provided in the Indenture, the valid and binding obligations of the Company and to make this Supplemental Indenture a valid and binding agreement in accordance with the Original Indenture have been done or performed; and

WHEREAS, the Company has entered into a Registration Rights Agreement dated as of December 28, 2005 (the “ Registration Rights Agreement ”), among the Company, Goldman, Sachs & Co. (“ Goldman ”) and Citigroup Global Markets Inc. (“ Citigroup ” and collectively with Goldman, the “ Dealer Managers ”), relating to the Notes;

NOW, THEREFORE, in consideration of the premises, agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE 1

Relation to Indenture; Definitions

SECTION 1.01. Relation to Indenture.

With respect to the Notes, this Supplemental Indenture constitutes an integral part of the Indenture.

SECTION 1.02. Definitions.

For all purposes of this Supplemental Indenture, except as otherwise expressly provided herein, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Original Indenture.

SECTION 1.03. General References.

All references in this Supplemental Indenture to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture; and the terms “ herein ”, “ hereof ”, “ hereunder ” and any other word of similar import refers to this Supplemental Indenture.

ARTICLE 2

The Notes

SECTION 2.01. The Forms of the Notes.

Notwithstanding anything to the contrary set forth in the Original Indenture,

(1) the 10 3/4% Senior Notes due 2010 shall be substantially in the form attached as Exhibit A-1 hereto;

(2) the 9 5/8% Senior Notes due 2012 shall be substantially in the form attached as Exhibit A-2 hereto;

(3) the 7.75% Senior Notes due 2032 shall be substantially in the form attached as Exhibit A-3 hereto;

(4) the 7.42% Senior Notes due 2037 shall be substantially in the form attached as Exhibit A-4 hereto;

(5) the 6.95% Senior Notes due 2028 shall be substantially in the form attached as Exhibit A-5 hereto;

(6) the 6.375% Senior Notes due 2009 shall be substantially in the form attached as Exhibit A-6 hereto;

(7) the 7.75% Senior Notes due 2010 shall be substantially in the form attached as Exhibit A-7 hereto;

(8) the 6.50% Senior Notes due 2008 shall be substantially in the form attached as Exhibit A-8 hereto;

(9) the 7.625% Senior Notes due 2008 shall be substantially in the form attached as Exhibit A-9 hereto;

(10) the 6.50% Senior Notes due 2006 shall be substantially in the form attached as Exhibit A-10 hereto;

(11) the 6.70% Senior Notes due 2027 shall be substantially in the form attached as Exhibit A-11 hereto; and

(12) the 7 1/2% Senior Notes due 2006 shall be substantially in the form attached as Exhibit A-12 hereto,

in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as the Company may deem appropriate or as may be required or appropriate to comply with any laws or with any rules made pursuant thereto or with the rules of any securities exchange or automated quotation system on which the Notes may be listed or traded, or to conform to general usage, or as may, consistently with the Indenture, be determined by the officers executing such Notes, as evidenced by their execution thereof.

Except as otherwise provided herein, the Notes shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Original Indenture as supplemented by this Supplemental Indenture (including the forms of Notes set forth as Exhibits A-1 through A-12 hereto (the terms of which are incorporated in and made a part of this Supplemental Indenture for all intents and purposes)). In the event of any inconsistency between the provisions of this Supplemental Indenture and the provisions of the Original Indenture, the provisions of this Supplemental Indenture shall be controlling with respect to the Notes.

SECTION 2.02. Amount of Each Series of Notes.

(1) The aggregate principal amount of 10 3/4% Senior Notes due 2010 which may be authenticated and delivered pursuant hereto is $56,573,000. The Trustee shall initially authenticate and deliver 10 3/4% Senior Notes due 2010 for original issue in an initial aggregate principal amount of $39,755,000 upon delivery to the Trustee of a Company Order for the authentication and delivery of such Notes.

(2) The aggregate principal amount of 9 5/8% Senior Notes due 2012 which may be authenticated and delivered pursuant hereto is $150,000,000. The Trustee shall initially authenticate and deliver 9 5/8% Senior Notes due 2012 for original issue in an initial aggregate principal amount of $136,118,000 upon delivery to the Trustee of a Company Order for the authentication and delivery of such Notes.

(3) The aggregate principal amount of 7.75% Senior Notes due 2032 which may be authenticated and delivered pursuant hereto is $150,000,000. The Trustee shall initially authenticate and deliver 7.75% Senior Notes due 2032 for original issue in an initial aggregate principal amount of $112,440,000 upon delivery to the Trustee of a Company Order for the authentication and delivery of such Notes.

(4) The aggregate principal amount of 7.42% Senior Notes due 2037 which may be authenticated and delivered pursuant hereto is $200,000,000. The Trustee shall initially authenticate and deliver 7.42% Senior Notes due 2037 for original issue in an initial aggregate principal amount of $165,642,000 upon delivery to the Trustee of a Company Order for the authentication and delivery of such Notes.

(5) The aggregate principal amount of 6.95% Senior Notes due 2028 which may be authenticated and delivered pursuant hereto is $200,000,000. The Trustee shall initially authenticate and deliver 6.95% Senior Notes due 2028 for original issue in an initial aggregate principal amount of $197,080,000 upon delivery to the Trustee of a Company Order for the authentication and delivery of such Notes.

(6) The aggregate principal amount of 6.375% Senior Notes due 2009 which may be authenticated and delivered pursuant hereto is $200,000,000. The Trustee shall initially authenticate and deliver 6.375% Senior Notes due 2009 for original issue in an initial aggregate principal amount of $189,443,000 upon delivery to the Trustee of a Company Order for the authentication and delivery of such Notes.

(7) The aggregate principal amount of 7.75% Senior Notes due 2010 which may be authenticated and delivered pursuant hereto is $400,000,000. The Trustee shall initially authenticate and deliver 7.75% Senior Notes due 2010 for original issue in an initial aggregate principal amount of $369,729,000 upon delivery to the Trustee of a Company Order for the authentication and delivery of such Notes.

(8) The aggregate principal amount of 6.50% Senior Notes due 2008 which may be authenticated and delivered pursuant hereto is $200,000,000. The Trustee shall initially authenticate and deliver 6.50% Senior Notes due 2008 for original issue in an initial aggregate principal amount of $188,682,000 upon delivery to the Trustee of a Company Order for the authentication and delivery of such Notes.

(9) The aggregate principal amount of 7.625% Senior Notes due 2008 which may be authenticated and delivered pursuant hereto is $215,000,000. The Trustee shall initially authenticate and deliver 7.625% Senior Notes due 2008 for original issue in an initial aggregate principal amount of $206,596,000 upon delivery to the Trustee of a Company Order for the authentication and delivery of such Notes.

(10) The aggregate principal amount of 6.50% Senior Notes due 2006 which may be authenticated and delivered pursuant hereto is $109,500,000. The Trustee shall initially authenticate and deliver 6.50% Senior Notes due 2006 for original issue in an initial aggregate principal amount of $91,860,000 upon delivery to the Trustee of a Company Order for the authentication and delivery of such Notes.

(11) The aggregate principal amount of 6.70% Senior Notes due 2027 which may be authenticated and delivered pursuant hereto is $200,000,000. The Trustee shall initially authenticate and deliver 6.70% Senior Notes due 2027 for original issue in an initial aggregate principal amount of $161,913,000 upon delivery to the Trustee of a Company Order for the authentication and delivery of such Notes.

(12) The aggregate principal amount of 7 1/2% Senior Notes due 2006 which may be authenticated and delivered pursuant hereto is $204,910,000. The Trustee shall initially authenticate and deliver 7 1/2% Senior Notes due 2006 for original issue in an initial aggregate principal amount of $182,525,000 upon delivery to the Trustee of a Company Order for the authentication and delivery of such Notes.

SECTION 2.03. Regular Record Date.

The “Regular Record Date” for each series of Notes shall be as follows:

(1) with respect to each Interest Payment Date relating to the 10 3/4% Senior Notes due 2010, the fifteenth calendar day of the month preceding the month in which such Interest Payment Date occurs (whether or not a Business Day);

(2) with respect to each Interest Payment Date relating to the 9 5/8% Senior Notes due 2012, the first calendar day of the month in which such Interest Payment Date occurs (whether or not a Business Day);

(3) with respect to each Interest Payment Date relating to the 7.75% Senior Notes due 2032, the first calendar day of the month in which such Interest Payment Date occurs (whether or not a Business Day);

(4) with respect to each Interest Payment Date relating to the 7.42% Senior Notes due 2037, the first calendar day of the month in which such Interest Payment Date occurs (whether or not a Business Day);

(5) with respect to each Interest Payment Date relating to the 6.95% Senior Notes due 2028, the fifteenth calendar day of the month preceding the month in which such Interest Payment Date occurs (whether or not a Business Day);

(6) with respect to each Interest Payment Date relating to the 6.375% Senior Notes due 2009, the fifteenth calendar day of the month preceding the month in which such Interest Payment Date occurs (whether or not a Business Day);

(7) with respect to each Interest Payment Date relating to the 7.75% Senior Notes due 2010, the first calendar day of the month in which such Interest Payment Date occurs (whether or not a Business Day);

(8) with respect to each Interest Payment Date relating to the 6.50% Senior Notes due 2008, the fifteenth calendar day of the month preceding the month in which such Interest Payment Date occurs (whether or not a Business Day);

(9) with respect to each Interest Payment Date relating to the 7.625% Senior Notes due 2008, the fifteenth calendar day of the month preceding the month in which such Interest Payment Date occurs (whether or not a Business Day);

(10) with respect to each Interest Payment Date relating to the 6.50% Senior Notes due 2006, the first calendar day of the month in which such Interest Payment Date occurs (whether or not a Business Day);

(11) with respect to each Interest Payment Date relating to the 6.70% Senior Notes due 2027, the first calendar day of the month in which such Interest Payment Date occurs (whether or not a Business Day);

(12) with respect to each Interest Payment Date relating to the 7 1/2% Senior Notes due 2006, the first calendar day of the month in which such Interest Payment Date occurs (whether or not a Business Day).

SECTION 2.04. Global Securities; Restrictions on Transfer and Exchange .

The Notes of each series shall initially be issued in the form of one or more Global Securities. Such Global Securities (i) shall bear the legends applicable to Global Securities set forth in the Original Indenture (including without limitation in Sections 202 and 204 thereof), (ii) may be exchanged in whole or in part for Securities in definitive form upon the terms and subject to the conditions provided in the Original Indenture (including without limitation Section 305 thereof) and in this Supplemental Indenture and (iii) shall otherwise be subject to the applicable provisions of the Indenture.

(1) Rule 144A Global Notes. The Notes of any series offered and sold to “qualified institutional buyers” (“ QIBs ” or individually, a “ QIB ”) (which term shall have the meaning assigned to it in Rule 144A under the Securities Act of 1933, as amended (the “ Securities Act ”)) in the United States of America in reliance on Rule 144A will initially be issued as permanent Global Securities (the “ Rule 144A Global Notes ”), without interest coupons, substantially in the form of the exhibit hereto that applies to such series. The Rule 144A Global Notes will be duly executed by the Company, authenticated by the Trustee, deposited with the Trustee (as custodian for The Depository Trust Company (“ DTC ”), which shall act as Depositary with respect to the Notes constituting Global Securities) and registered in the name of DTC or a nominee thereof.

(2) Regulation S Global Notes. The Notes of any series offered and sold in Offshore Transactions to Non-U.S. Persons (each such term to have the meaning assigned to it in Regulation S under the Securities Act (“ Regulation S ”)) in reliance on Regulation S will initially be issued as permanent Global Securities (the “ Regulation S Global Notes ”), without interest coupons, substantially in the form of the exhibit hereto that applies to such series. The Regulation S Global Notes will be duly executed by the Company, authenticated by the Trustee, deposited with the Trustee (as custodian for DTC) and registered in the name of DTC or a nominee thereof.

SECTION 2.05. Transfer and Exchange.

(1) Transfer and Exchange of Notes in Certificated Form. In addition to the requirements set forth in the Original Indenture (including without limitation Section 305 thereof), the Notes of any series in certificated form that are “Registrable Securities” under the Registration Rights Agreement (the “ Transfer Restricted Securities ”) which are presented or surrendered for registration of transfer or exchange pursuant the Original Indenture shall be accompanied by the following additional information and documents, as applicable, upon which the Security Registrar and the Trustee may conclusively rely:

(a) if such Transfer Restricted Securities are being delivered to the Security Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in substantially the form of the Exchange/Transfer Certificate included in the exhibit hereto that applies to such series); or

(b) if such Transfer Restricted Securities are being transferred (1) to a QIB in accordance with Rule 144A under the Securities Act or (2) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests) or (3) pursuant to an effective registration statement under the Securities Act, a certification to that effect from the Holder (in substantially the form of the Exchange/Transfer Certificate included in the exhibit hereto that applies to such series); or

(c) if such Transfer Restricted Securities are being transferred pursuant to an exemption from registration in accordance with Rule 904 of Regulation S under the Securities Act, certifications to that effect from the Holder (in substantially the form of both (i) the Exchange/Transfer Certificate included in the exhibit hereto that applies to such series and (ii) the Regulation S Certificate included in such exhibit) and an opinion of counsel to that effect if the Company or the Trustee so requests; or

(d) if such Transfer Restricted Securities are being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act, a certification to that effect from the Holder (in substantially the form of the Exchange/Transfer Certificate included in the exhibit hereto that applies to such series) and an opinion of counsel to that effect if the Company or the Trustee so requests.

(2) Transfer and Exchange of Global Notes. The transfer and exchange of the Global Notes (as defined below) or beneficial interests therein shall be effected through the Depositary, upon the terms and subject to the conditions provided in the Original Indenture, this Supplemental Indenture (including the restrictions on transfer set forth therein and herein) and the rules and procedures of the Depositary therefor, which shall include restrictions on transfer comparable to those set forth therein and herein to the extent required by the Securities Act. Neither the Security Registrar nor the Trustee shall have any liability or responsibility for any such transfers or exchanges of the Global Notes or beneficial interests therein.

SECTION 2.06. Legends.

(1) Except as permitted by the following paragraphs (2) and (3) immediately below, each certificate evidencing the Rule 144A Global Notes or Regulation S Global Notes (each a “ Global Note ”) or any other Notes in certificated form (and all Notes issued in exchange therefor or substitution thereof other than the Exchange Notes (as defined below)) shall bear a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

(1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”) OR (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,

(2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(D) OR (2)(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT.

(2) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Note) pursuant to Rule 144 under the Securities Act or an effective registration statement under the Securities Act, which in either case shall be certified by the Company to the Trustee and the Security Registrar upon which each may conclusively rely:

(a) in the case of any Transfer Restricted Security of any series in definitive form, the Security Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Note of the same series in definitive form that does not bear the legend set forth in (1) above and rescind any restriction on the transfer of such Transfer Restricted Security; and

(b) in the case of any Transfer Restricted Security represented by a Global Note, such Transfer Restricted Security shall not be required to bear the legend(s) set forth in (1) above if all other interests in such Global Note have been or are concurrently being sold or transferred pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, but such Transfer Restricted Security shall continue to be subject to the provisions of Section 305 of the Original Indenture and this Section 2.06 of this Supplemental Indenture.

(3) Notwithstanding the foregoing, upon consummation of the Registered Exchange Offer, as defined in the Registration Rights Agreement (the “ Registered Exchange Offer ”), the Company shall issue and, upon receipt of a Company Order in accordance with the Original Indenture, the Trustee shall authenticate Notes (“ Exchange Notes ”) in exchange for Notes accepted for exchange in the Registered Exchange Offer, which Exchange Notes shall not bear the legend set forth in (1) above, and the Security Registrar shall rescind any restriction on the transfer of the Exchange Notes, in each case unless the Holder of Notes being transferred in the Registered Exchange Offer is either (A) a broker-dealer tendering Notes acquired directly from the Company, (B) a person participating in the Registered Exchange Offer for purposes of distributing the Exchange Notes or (C) a person who is an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company. The Company shall identify to the Trustee and the Security Registrar such Holders of the Notes in a written certification signed by an officer of the Company and, absent receipt of a certificate from the Company to such effect, the Trustee and the Security Registrar shall assume that there are no such Holders.

SECTION 2.07. Denominations.

Notwithstanding anything to the contrary set forth in the Original Indenture, the Notes of each series shall be issued in denominations of $1,000 and integral multiples of $1,000.

SECTION 2.08. Registration Rights Agreement.

Holders of the Notes of each series shall have the benefit of the Company’s registration obligations with respect to the Notes, and such Holders shall also have certain obligations to indemnify the Company under certain circumstances, all as more fully set forth in the Registration Rights Agreement.

SECTION 2.09. Additional Event of Default.

With respect only to the Notes of each series, in addition to the other events or circumstances set forth as Events of Default in Section 501 of the Original Indenture, the following event shall constitute an Event of Default: default in the payment of Liquidated Damages (as defined in the Registration Rights Agreement), if any, when such Liquidated Damages become due and payable pursuant to the Registration Rights Agreement and the continuance of such default for 30 days.

SECTION 2.10. Redemption of 6.70% Senior Notes due 2027.

Notwithstanding anything to the contrary set forth herein or in the Indenture, the provisions of this Section 2.10 shall apply to, and be for the equal and proportionate benefit of all Holders of, only the 6.70% Senior Notes due 2027 (for the purposes of this Section 2.10, the “ 6.70% Notes ”).

(1) The 6.70% Notes are not redeemable at the Company’s option prior to their Stated Maturity. On February 15, 2007, or if such date is not a Business Day, then the next succeeding Business Day (for the purposes of this Section 2.10, the “ Redemption Date ”), each Holder of 6.70% Notes will have the right (for the purposes of this Section 2.10, the “ Redemption Right ”) to require the Company to redeem all or any part (equal to $1,000 in principal amount or an integral multiple thereof) of such Holder’s 6.70% Notes, in accordance with the provisions set forth herein, for cash at a purchase price equal to 100% of the aggregate principal amount thereof (for the purposes of this Section 2.10, the “ Redemption Price ”), plus accrued and unpaid interest, if any, thereon to the Redemption Date.

(2) On or prior to November 30, 2006, the Company shall send, by first class mail, postage prepaid, a notice of the Redemption Right to each Holder of 6.70% Notes at its address appearing in the Security Register, with a copy to the Trustee, stating:

(a) that such Holder has the Redemption Right;

(b) the Redemption Date;

(c) the Redemption Price (including the amount of any accrued and unpaid interest);

(d) that any 6.70% Note not submitted for redemption will continue to accrue interest;

(e) that on the Redemption Date the Redemption Price shall become due and payable upon each 6.70% Note submitted for redemption pursuant to the Redemption Right and that, unless the Company defaults in paying the Redemption Price therefor, any 6.70% Note submitted for redemption pursuant to the Redemption Right shall cease to accrue interest after the Redemption Date;

(f) that any Holder electing to have a 6.70% Note redeemed pursuant to the Redemption Right will be required to surrender the 6.70% Note, or transfer the 6.70% Note by book-entry, with the form entitled “Option of Holder to Elect Redemption on February 15, 2007” on the reverse side of such 6.70% Note, duly completed, to the Trustee during the period from December 15, 2006 and prior to 5:00 p.m. (New York City time) on January 15, 2007 (or if such date is not a Business Day, then the next succeeding Business Day) at the address specified in such notice;

(g) that any election on the part of a Holder to exercise the Redemption Right effected in accordance herewith shall be irrevocable on the part of the Holder and may not be withdrawn; and

(h) that Holders whose 6.70% Notes are being redeemed only in part will be issued a new 6.70% Note or 6.70% Notes equal in principal amount to the unredeemed portion of the 6.70% Notes surrendered (which unredeemed portion must be equal to $1,000 in principal amount or an integral multiple thereof).

(3) On or prior to the Redemption Date, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003 of the Indenture) an amount of cash sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) any accrued and unpaid interest on, all 6.70% Notes or portions thereof which are to be redeemed on that date.

(4) The 6.70% Notes to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price thereof and from and after such date (unless the Company shall default in the payment of the Redemption Price) such 6.70% Notes shall cease to bear interest. Upon submission of any 6.70% Note for redemption in accordance with the provisions hereof, such 6.70% Note shall be paid by the Company at the Redemption Price, plus accrued and unpaid interest, if any, to the Redemption Date; provided , however , that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such 6.70% Notes registered as such on the relevant Record Date according to the terms and provisions hereof and Section 307 of the Indenture.

(5) If any 6.70% Note is to be redeemed in part, the Company shall execute and the Trustee, upon Company Order, shall authenticate and deliver to the Holder of such 6.70% Note, without service charge, a new 6.70% Note or 6.70% Notes equal in principal amount to the unredeemed portion of the 6.70% Note surrendered (which unredeemed portion must be equal to $1,000 in principal amount or an integral multiple thereof).

(6) The Company shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended, and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable to the redemption of the 6.70% Notes pursuant to the Redemption Right. To the extent that the provisions of any such rule conflict with the provisions hereof relating to the Redemption Right, the Company shall comply with the provisions of such rule and be deemed not to have breached its obligations relating to the Redemption Right by virtue thereof.

(7) All questions regarding the validity, form, eligibility (including time of receipt) and acceptance of any 6.70% Notes for redemption will be determined by the Company, and its determination will be final and binding.

SECTION 2.11. Redemption of 7.75% Senior Notes due 2032.

Notwithstanding anything to the contrary set forth herein or in the Indenture, the provisions of this Section 2.11 shall apply to, and be for the equal and proportionate benefit of all Holders of, only the 7.75% Senior Notes due 2032 (for the purposes of this Section 2.11, the “ 7.75% Notes ”).

(1) Each 7.75% Note will be subject to redemption at the option of the Company on any date on and after the Redemption Commencement Date specified on the face thereof, in whole or from time to time in part, at the Make-Whole Price (as defined below), on notice given no more than 60 nor less than 30 calendar days prior to the date of redemption (for the purposes of this Section 2.11, the “ Redemption Date ”) and in accordance with the provisions of the Indenture.

(2) For the purposes of this Section 2.11, “Make-Whole Price” means an amount equal to the greater of (i) 100% of the principal amount of a 7.75% Note to be redeemed and (ii) as determined by an Independent Investment Banker (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted back to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 25 basis points, plus, in the case of both (i) and (ii), accrued and unpaid interest to the Redemption Date. Unless the Company defaults in payment of the Make-Whole Price, on and after the Redemption Date, interest will cease to accrue on the principal amount of a 7.75% Note to be redeemed. In the event of redemption of the 7.75% Note in part only, a new 7.75% Note of like tenor for the unredeemed portion thereof and otherwise having the same terms as the 7.75% Note shall be issued in the name of the Holder thereof upon the presentation and surrender thereof.

(3) For the purposes of this Section 2.11,

(a) “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of a 7.75% Note that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such 7.75% Note;

(b) “Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations;

(c) “Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company;

(d) “Reference Treasury Dealer” means (i) Banc of America Securities LLC; ABN AMRO Incorporated; BNP Paribas Securities Corp.; Credit Lyonnais Securities (USA) Inc. and J.P. Morgan Securities Inc. and their respective successors; provided , however , that if any of the foregoing shall not be a primary U.S. government securities dealer in New York City (for the purposes of this Section 2.11, a “ Primary Treasury Dealer ”), the Company shall substitute therefor another Primary Treasury Dealer; and (ii) any two other Primary Treasury Dealers the Company selects;

(e) “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date; and

(f) “Treasury Rate” means, with respect to any Redemption Date, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Stated Maturity, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined, and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.

(4) Notwithstanding Section 1104 of the Indenture, the notice of redemption with respect to the foregoing redemption need not set forth the Make-Whole Price but only the manner of calculation thereof. The Company shall notify the Trustee of the Make-Whole Price with respect to the foregoing redemption promptly after the calculation thereof, and the Trustee shall not be responsible for such calculation.

ARTICLE 3

Miscellaneous

SECTION 3.01. Certain Trustee Matters.

The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness.

The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture or the Notes or the proper authorization or the due execution hereof or thereof by the Company.

SECTION 3.02. Continued Effect.

Except as expressly supplemented and amended by this Supplemental Indenture, the Original Indenture (as supplemented and amended to date) shall continue in full force and effect in accordance with the provisions thereof, and the Original Indenture (as so supplemented and amended, and as further supplemented and amended by this Supplemental Indenture) is in all respects hereby ratified and confirmed. This Supplemental Indenture and all its provisions shall be deemed a part of the Original Indenture in the manner and to the extent herein and therein provided.

SECTION 3.03. Governing Law.

This Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 3.04. Counterparts.

This instrument may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and delivered, all as of the day and year first above written.

EL PASO CORPORATION

By:	/s/ John J. Hopper
Name: John J. Hopper
Title: Vice President and Treasurer

HSBC BANK USA, NATIONAL ASSOCIATION
as Trustee

By:	/s/ Herawattee Alli
Authorized Signatory

EXHIBIT A-1

[FORM OF FACE OF 10 3/4% SENIOR NOTE DUE 2010]

[If a Global Security, insert—THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]

[If a Global Security, insert—UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[If a Transfer Restricted Security, insert—THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

(1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”) OR (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,

(2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(D) OR (2)(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT

THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT.]

CUSIP No.

ISIN No.

No.:	$

EL PASO CORPORATION

10 3/4% Senior Note due 2010

El Paso Corporation, a corporation duly organized and existing under the laws of Delaware (the “ Company ,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [                    ] [ if a Global Security, insert - Cede & Co., as nominee for The Depository Trust Company] or its registered assigns, the principal sum of                     United States Dollars [ if a Global Security, insert -    , or such other principal amount as shall be set forth in the Schedule of Increases or Decreases attached hereto,] at the office of the Company designated for such purpose in The City of New York, on October 1, 2010 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon semi-annually in arrears on each April 1 and October 1 of each year (each such date, an “ Interest Payment Date ”), commencing on April 1, 2006, at the rate of 10 3/4% per annum from, and including, October 1, 2005 (or from and including the next most recent date to which interest has been paid or duly provided for) to, but excluding, the date on which the principal hereof has been paid or made available for payment.

The amount of interest so payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any Interest Payment Date is not a Business Day, then payment of the interest or principal payable on such date will be made on the next succeeding day which is a Business Day and no interest shall accrue in respect of the amounts which payment is so delayed for the period from and after such Interest Payment Date, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

Payments of the principal of and interest on the 10 3/4% Senior Notes due 2010 (hereinafter called the “ 10 3/4% Notes ”) shall be made at the office of the Company designated for such purpose in The City of New York; provided that, unless this 10 3/4% Note is a 10 3/4% Note issued in global form (“ Global Security ”), interest may be paid, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least five Business Days prior to the date for payment by the Person entitled thereto. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, as provided in the Indenture, as hereinafter defined, shall be paid to the Person in whose name this 10 3/4% Note (or one or more Predecessor Securities) shall have been registered at the close of business on the Regular Record Date with respect to such Interest Payment Date, provided that interest payable on the Stated Maturity shall be paid to the Person to whom principal is paid. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid as provided in said Indenture.

Reference is hereby made to the further provisions of this 10 3/4% Note set forth herein, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this 10 3/4% Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

(Signature Page Follows)

Exhibit A-1

IN WITNESS WHEREOF, EL PASO CORPORATION has caused this instrument to be executed in its corporate name by the signature of its duly authorized officer.

EL PASO CORPORATION

By:

Name:

Title:

DATED:

Exhibit A-1

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the 10 3/4% Senior Notes due 2010 referred to in the within-mentioned Indenture.

HSBC BANK USA, NATIONAL ASSOCIATION

as Trustee

By:

Authorized Signatory

Exhibit A-1

[REVERSE OF 10 3/4% SENIOR NOTE DUE 2010]

EL PASO CORPORATION

10  3/4% Senior Note due 2010

This note is one of a duly authorized issue of securities of the Company (the “ Securities ”), issued and to be issued in one or more series under an Indenture, dated as of May 10, 1999 (the “ Original Indenture ”), as previously supplemented and as further supplemented by a Tenth Supplemental indenture, dated as of December 28, 2005 (the “ Supplemental Indenture ,” and the Original Indenture, as so supplemented, the “ Indenture ”), between the Company and HSBC Bank USA, National Association, a national banking association, as successor-in-interest to JPMorgan Chase Bank (formerly The Chase Manhattan Bank), as trustee (the “ Trustee ,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which the Securities are, and are to be, authenticated and delivered. This note is one of the notes in a series designated as 10 3/4% Senior Notes due 2010 of the Company (hereinafter called the “ 10 3/4% Notes ”), issued under the Original Indenture, which 10 3/4% Notes are limited in aggregate principal amount to $56,573,000.

Except as provided in Sections 1006 and 1007 of the Original Indenture, neither the Indenture nor the 10 3/4% Notes limit or otherwise restrict the amount of indebtedness which may be incurred or other securities which may be issued by the Company. The 10 3/4% Notes issued under the Indenture are direct, unsecured obligations of the Company and will mature on October 1, 2010. The 10 3/4% Notes rank on parity with all other unsecured, unsubordinated indebtedness of the Company.

The 10 3/4% Notes will bear interest as set forth on the face hereof.

The 10 3/4% Notes are not redeemable prior to their Stated Maturity.

The 10 3/4% Notes are not entitled to any sinking fund.

If an Event of Default with respect to the 10 3/4% Notes shall occur and be continuing, the principal of the 10 3/4% Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series to be affected (voting as one class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of all affected series (voting as one class), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. The Indenture permits, with certain exceptions as therein provided, the Holders of a majority in aggregate principal amount of Securities of any series then Outstanding to waive past defaults under the Indenture with respect to such series and their consequences. Any such consent or waiver by the Holder of this 10 3/4% Note shall be conclusive and binding upon such Holder and upon all future Holders of this 10 3/4% Note and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 10 3/4% Note.

As provided in and subject to the provisions of the Indenture, the Holder of this 10 3/4% Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this 10 3/4% Note for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this 10 3/4% Note or of the Indenture shall alter or impair the obligation of the Company, which are absolute and unconditional, to pay the principal of, and premium, if any, and interest on this 10 3/4% Note at the times, place(s) and rates, and in the coin or currency, herein prescribed.

[If a Global Security, insert - The holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders hereof for any purpose under the Indenture.]

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 10 3/4% Note is registrable in the Security Register, upon surrender of this 10 3/4% Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for a like aggregate principal amount, will be issued to the designated transferee or transferees.

The 10 3/4% Notes are issuable only in registered forms without coupons, in minimum denominations of $1,000 or any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or other similar governmental charge payable in connection therewith.

Prior to due presentment of this 10 3/4% Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this 10 3/4% Note is registered as the owner hereof for all purposes, whether or not this 10 3/4% Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of or contained in the Indenture or of or contained in any Security, or for any claim based thereon or otherwise in respect thereof, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment, penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released by the acceptance hereof and as a condition of, and as part of the consideration for, the Securities and the execution of the Indenture.

THIS 10 3/4% NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Except as otherwise expressly provided herein, all terms used in this 10 3/4% Note but not otherwise defined herein shall have the meanings assigned to them in the Indenture.

[If a Transfer Restricted Security, insert—The Holder of this 10 3/4% Note is entitled to the benefits of the Registration Rights Agreement, dated as of December 28, 2005 (the “ Registration Rights Agreement ”), by and among the Company and the Dealer Managers named therein, and such Holders shall also have certain obligations to indemnify the Company under certain circumstances, all as more fully set forth in the Registration Rights Agreement.]

Exhibit A-1

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto                     (Please Print or Typewrite Name and Address of Assignee) the within instrument of EL PASO CORPORATION and does hereby irrevocably constitute and appoint                     Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises.

Please Insert Social Security or

Other Identifying Number of Assignee:

Dated:

(Signature)

Signature	Guarantee:

(Participant in a Recognized Signature Guaranty Medallion Program)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

Exhibit A-1

EXCHANGE/TRANSFER CERTIFICATE

Re: 10  3/4% Senior Notes due 2010 of El Paso Corporation (the “10 3/4% Notes”).

This Exchange/Transfer Certificate relates to $        principal amount of 10 3/4% Notes held by                     (the “ Transferor ”).

The Transferor has requested the Security Registrar by written order to exchange or register the transfer of a 10 3/4% Note or 10 3/4% Notes.

In connection with such request and in respect of each such 10 3/4% Note, the Transferor does hereby certify that the Transferor is familiar with the Indenture relating to the above-captioned 10 3/4% Notes and that the transfer of this 10 3/4% Note does not require registration under the Securities Act (as defined below) because:**

☐ Such 10 3/4% Note is being acquired for the Transferor’s own account without transfer.

☐ Such 10 3/4% Note is being transferred (i) to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “ Securities Act ”)), in accordance with Rule 144A under the Securities Act or (ii) pursuant to an exemption from registration in accordance with Rule 904 of Regulation S under the Securities Act (and in the case of clause (ii), based upon an opinion of counsel if the Company or the Trustee so requests, together with a certification in substantially the form of the Regulation S Certificate included in such 10 3/4% Note).

☐ Such 10 3/4% Note is being transferred (i) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests) or (ii) pursuant to an effective registration statement under the Securities Act.

☐ Such 10 3/4% Note is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests).

[INSERT NAME OF TRANSFEROR]

By:
Name:
Title:
Address:

Date:

**Check appropriate box.

Exhibit A-1

REGULATION S CERTIFICATE

            ,

HSBC BANK USA, NATIONAL ASSOCIATION, as Security Registrar

452 Fifth Avenue

New York, New York 10018

Attention: Corporate Trust and Loan Agency

Ladies and Gentlemen:

In connection with our proposed sale of $        principal amount of 10 3/4% Senior Notes due 2010 (the “ 10 3/4% Notes” ) of El Paso Corporation (the “ Company ”), we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended (the “ Securities Act ”), and, accordingly, we represent that:

(i)	the offer of the 10 3/4% Notes was not made to a person in the United States of America;

(ii)	at the time the buy order was originated, the transferee was outside the United States of America or we and any person acting on our behalf reasonably believed that the transferee was outside the United States of America;

(iii)	no directed selling efforts have been made by us in contravention of Rule 903 or Rule 904 of Regulation S under the Securities Act, as applicable;

(iv)	the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(v)	if the proposed transfer is being made prior to the expiration of the 40-day distribution compliance period as set forth in Regulation S, the transfer is not being made to, or for the benefit or account of, a U.S. Person (other than a distributor).

You, the Trustee and the Company are entitled to rely upon this Regulation S Certificate and you are irrevocably authorized to produce this Regulation S Certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used but not defined in this Regulation S Certificate have the meanings set forth in Regulation S under the Securities Act.

Very truly yours,

[Name]

By:
Name:
Title:
Address:

Exhibit A-1

[If a Global Security, insert as a separate page—

SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Depositary]

Exhibit A-1

EXHIBIT A-2

[FORM OF FACE OF 9 5/8% SENIOR NOTE DUE 2012]

[If a Global Security, insert—THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]

[If a Global Security, insert—UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[If a Transfer Restricted Security, insert—THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

(1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”) OR (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,

(2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(D) OR (2)(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT

THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT.]

CUSIP No.

ISIN No.

No.:	$

EL PASO CORPORATION

9 5/8% Senior Note due 2012

El Paso Corporation, a corporation duly organized and existing under the laws of Delaware (the “ Company ,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [                    ] [ if a Global Security, insert— Cede & Co., as nominee for The Depository Trust Company] or its registered assigns, the principal sum of                     United States Dollars [ if a Global Security, insert - , or such other principal amount as shall be set forth in the Schedule of Increases or Decreases attached hereto,] at the office of the Company designated for such purpose in The City of New York, on May 15, 2012 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon semi-annually in arrears on each May 15 and November 15 of each year (each such date, an “ Interest Payment Date ”), commencing on May 15, 2006, at the rate of 9 5/8% per annum from, and including, November 15, 2005 (or from and including the next most recent date to which interest has been paid or duly provided for) to, but excluding, the date on which the principal hereof has been paid or made available for payment.

The amount of interest so payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any Interest Payment Date is not a Business Day, then payment of the interest or principal payable on such date will be made on the next succeeding day which is a Business Day and no interest shall accrue in respect of the amounts which payment is so delayed for the period from and after such Interest Payment Date, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

Payments of the principal of and interest on the 9 5/8% Senior Notes due 2012 (hereinafter called the “ 9 5/8% Notes ”) shall be made at the office of the Company designated for such purpose in The City of New York; provided that, unless this 9 5/8% Note is a 9 5/8% Note issued in global form (“ Global Security ”), interest may be paid, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least five Business Days prior to the date for payment by the Person entitled thereto. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, as provided in the Indenture, as hereinafter defined, shall be paid to the Person in whose name this 9 5/8% Note (or one or more Predecessor Securities) shall have been registered at the close of business on the Regular Record Date with respect to such Interest Payment Date, provided that interest payable on the Stated Maturity shall be paid to the Person to whom principal is paid. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid as provided in said Indenture.

Reference is hereby made to the further provisions of this 9 5/8% Note set forth herein, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this 9 5/8% Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

(Signature Page Follows)

Exhibit A-2

IN WITNESS WHEREOF, EL PASO CORPORATION has caused this instrument to be executed in its corporate name by the signature of its duly authorized officer.

EL PASO CORPORATION

By:

Name:

Title:

DATED:

Exhibit A-2

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the 9 5/8% Senior Notes due 2012 referred to in the within-mentioned Indenture.

HSBC BANK USA, NATIONAL ASSOCIATION

as Trustee

By:

Authorized Signatory

Exhibit A-2

[REVERSE OF 9 5/8% SENIOR NOTE DUE 2012]

EL PASO CORPORATION

9  5/8% Senior Note due 2012

This note is one of a duly authorized issue of securities of the Company (the “ Securities ”), issued and to be issued in one or more series under an Indenture, dated as of May 10, 1999 (the “ Original Indenture ”), as previously supplemented and as further supplemented by a Tenth Supplemental indenture, dated as of December 28, 2005 (the “ Supplemental Indenture ,” and the Original Indenture, as so supplemented, the “ Indenture ”), between the Company and HSBC Bank USA, National Association, a national banking association, as successor-in-interest to JPMorgan Chase Bank (formerly The Chase Manhattan Bank), as trustee (the “ Trustee ,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which the Securities are, and are to be, authenticated and delivered. This note is one of the notes in a series designated as 9 5/8% Senior Notes due 2012 of the Company (hereinafter called the “ 9 5/8% Notes ”), issued under the Original Indenture, which 9 5/8% Notes are limited in aggregate principal amount to $150,000,000.

Except as provided in Sections 1006 and 1007 of the Original Indenture, neither the Indenture nor the 9 5/8% Notes limit or otherwise restrict the amount of indebtedness which may be incurred or other securities which may be issued by the Company. The 9 5/8% Notes issued under the Indenture are direct, unsecured obligations of the Company and will mature on May 15, 2012. The 9 5/8% Notes rank on parity with all other unsecured, unsubordinated indebtedness of the Company.

The 9 5/8% Notes will bear interest as set forth on the face hereof.

The 9 5/8% Notes are not redeemable prior to their Stated Maturity.

The 9 5/8% Notes are not entitled to any sinking fund.

If an Event of Default with respect to the 9 5/8% Notes shall occur and be continuing, the principal of the 9 5/8% Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series to be affected (voting as one class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of all affected series (voting as one class), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. The Indenture permits, with certain exceptions as therein provided, the Holders of a majority in aggregate principal amount of Securities of any series then Outstanding to waive past defaults under the Indenture with respect to such series and their consequences. Any such consent or waiver by the Holder of this 9 5/8% Note shall be conclusive and binding upon such Holder and upon all future Holders of this 9 5/8% Note and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 9 5/8% Note.

As provided in and subject to the provisions of the Indenture, the Holder of this 9 5/8% Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this 9 5/8% Note for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this 9 5/8% Note or of the Indenture shall alter or impair the obligation of the Company, which are absolute and unconditional, to pay the principal of, and premium, if any, and interest on this 9 5/8% Note at the times, place(s) and rates, and in the coin or currency, herein prescribed.

[If a Global Security, insert - The holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders hereof for any purpose under the Indenture.]

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 9 5/8% Note is registrable in the Security Register, upon surrender of this 9 5/8% Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for a like aggregate principal amount, will be issued to the designated transferee or transferees.

The 9 5/8% Notes are issuable only in registered forms without coupons, in minimum denominations of $1,000 or any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or other similar governmental charge payable in connection therewith.

Prior to due presentment of this 9 5/8% Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this 9 5/8% Note is registered as the owner hereof for all purposes, whether or not this 9 5/8% Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of or contained in the Indenture or of or contained in any Security, or for any claim based thereon or otherwise in respect thereof, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment, penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released by the acceptance hereof and as a condition of, and as part of the consideration for, the Securities and the execution of the Indenture.

THIS 9 5/8% NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Except as otherwise expressly provided herein, all terms used in this 9 5/8% Note but not otherwise defined herein shall have the meanings assigned to them in the Indenture.

[If a Transfer Restricted Security, insert—The Holder of this 9 5/8% Note is entitled to the benefits of the Registration Rights Agreement, dated as of December 28, 2005 (the “ Registration Rights Agreement”), by and among the Company and the Dealer Managers named therein, and such Holders shall also have certain obligations to indemnify the Company under certain circumstances, all as more fully set forth in the Registration Rights Agreement.]

Exhibit A-2

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto                                 (Please Print or Typewrite Name and Address of Assignee) the within instrument of EL PASO CORPORATION and does hereby irrevocably constitute and appoint                     Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises.

Please Insert Social Security or

Other Identifying Number of Assignee:

Dated:

(Signature)

Signature	Guarantee:

(Participant in a Recognized Signature

Guaranty Medallion Program)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

Exhibit A-2

EXCHANGE/TRANSFER CERTIFICATE

Re: 9  5/8% Senior Notes due 2012 of El Paso Corporation (the “9 5/8% Notes”).

This Exchange/Transfer Certificate relates to $        principal amount of 9 5/8% Notes held by             (the “ Transferor”).

The Transferor has requested the Security Registrar by written order to exchange or register the transfer of a 9 5/8% Note or 9 5/8% Notes.

In connection with such request and in respect of each such 9 5/8% Note, the Transferor does hereby certify that the Transferor is familiar with the Indenture relating to the above-captioned 9 5/8% Notes and that the transfer of this 9 5/8% Note does not require registration under the Securities Act (as defined below) because:**

☐ Such 9 5/8% Note is being acquired for the Transferor’s own account without transfer.

☐ Such 9 5/8% Note is being transferred (i) to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “ Securities Act “)), in accordance with Rule 144A under the Securities Act or (ii) pursuant to an exemption from registration in accordance with Rule 904 of Regulation S under the Securities Act (and in the case of clause (ii), based upon an opinion of counsel if the Company or the Trustee so requests, together with a certification in substantially the form of the Regulation S Certificate included in such 9 5/8% Note).

☐ Such 9 5/8% Note is being transferred (i) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests) or (ii) pursuant to an effective registration statement under the Securities Act.

☐ Such 9 5/8% Note is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests).

[INSERT NAME OF TRANSFEROR]

By:
Name:
Title:
Address:

Date:

**Check appropriate box.

Exhibit A-2

REGULATION S CERTIFICATE

            ,

HSBC BANK USA, NATIONAL ASSOCIATION, as Security Registrar

452 Fifth Avenue

New York, New York 10018

Attention: Corporate Trust and Loan Agency

Ladies and Gentlemen:

In connection with our proposed sale of $        principal amount of 9 5/8% Senior Notes due 2012 (the “ 9 5/8% Notes “) of El Paso Corporation (the “ Company “), we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended (the “ Securities Act “), and, accordingly, we represent that:

(i)	the offer of the 9 5/8% Notes was not made to a person in the United States of America;

(ii)	at the time the buy order was originated, the transferee was outside the United States of America or we and any person acting on our behalf reasonably believed that the transferee was outside the United States of America;

(iii)	no directed selling efforts have been made by us in contravention of Rule 903 or Rule 904 of Regulation S under the Securities Act, as applicable;

(iv)	the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(v)	if the proposed transfer is being made prior to the expiration of the 40-day distribution compliance period as set forth in Regulation S, the transfer is not being made to, or for the benefit or account of, a U.S. Person (other than a distributor).

You, the Trustee and the Company are entitled to rely upon this Regulation S Certificate and you are irrevocably authorized to produce this Regulation S Certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used but not defined in this Regulation S Certificate have the meanings set forth in Regulation S under the Securities Act.

Very truly yours,

[Name]

By:
Name:
Title:
Address:

Exhibit A-2

[If a Global Security, insert as a separate page—

SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Depositary]

Exhibit A-2

EXHIBIT A-3

[FORM OF FACE OF 7.75% SENIOR NOTE DUE 2032]

[If a Global Security, insert—THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]

[If a Global Security, insert—UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[If a Transfer Restricted Security, insert—THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

(1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”) OR (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,

(2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(D) OR (2)(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT

THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT.]

CUSIP No.

ISIN No.

No.:	$

EL PASO CORPORATION

7.75% Senior Note due 2032

(Fixed Rate)

Original Issue Date: December 28, 2005

Interest Rate: 7.75% per annum

Stated Maturity Date: January 15, 2032

Interest Payment Date(s): January 15 and July 15, commencing January 15, 2006

Regular Record Date(s): January 1 and July 1

Redemption: ☐ No ☒ Yes:

Redemption Commencement Date: December 28, 2005

Initial Redemption Percentage: At Make-Whole Price (See Reverse of Note)

Annual Redemption Percentage Reduction: N/A

Repayment: ☒ No ☐ Yes, at Option of Holder

Optional Repayment Dates: N/A

Optional Repayment Price: N/A

Interest Rate Reset: ☒ No ☐ Yes, at Option of the Company

Optional Reset Date(s): N/A

Extension Of Maturity: ☒ No ☐ Yes, At Option Of The Company

Extension Period: N/A No. of Extension Periods: N/A Final Maturity: N/A

Specified Currency: ☒ U.S. Dollars ☐ Other:

Exchange Rate Agent: N/A

Authorized Denomination: ☒ $1,000 and Integral Multiples Thereof ☐ Other:

Original Issue Discount: ☒ No ☐ Yes:

Total Amount of OID: N/A Initial Accrual Period: N/A Yield to Maturity: N/A

Amortizing Note: ☒ No ☐ Yes (See Addendum)

Indexed Note: Addendum Attached:

☒No ☒ No

☐Yes (See Addendum) ☐Yes

Other Provisions: None

Exhibit A-3

EL PASO CORPORATION (the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [                    ] [ if a Global Security, insert — Cede & Co., as nominee for The Depository Trust Company], or registered assigns, the principal sum of                      [ if a Global Security, insert — , or such other principal amount as shall be set forth in the Schedule of Increases or Decreases attached hereto], on the Stated Maturity Date specified above (or any Redemption Date or Repayment Date, each as defined on the reverse hereof) (each such Stated Maturity Date, Redemption Date or Repayment Date being hereinafter referred to as the “ Maturity ” with respect to the principal repayable on such date) and to pay interest thereon, at the Interest Rate per annum specified above, until the principal hereof is paid or duly made available for payment. The Company will pay interest in arrears on each Interest Payment Date, if any, specified above (each, an “ Interest Payment Date ”), commencing with the first Interest Payment Date next succeeding the Issue Date specified above, and at Maturity; provided , however , that the first payment of interest on any 7.75% Note (as defined on the reverse hereof) originally issued between a record date and an Interest Payment Date will be made on the first Interest Payment Date following the next succeeding record date to the Holder of the 7.75% Note on such succeeding record date. Unless otherwise specified on the face hereof, interest on this 7.75% Note will be computed on the basis of a 360-day year of twelve 30-day months.

Notwithstanding the foregoing, if an Addendum is attached hereto or “Other Provisions” apply to this 7.75% Note as specified above, this 7.75% Note shall be modified by and subject to the terms set forth in such Addendum or such “Other Provisions.”

Interest on this 7.75% Note will accrue from, and including, October 15, 2005 (or from and including the most recent date to which interest has been paid or duly provided for) to, but excluding, the applicable Interest Payment Date or the Maturity, as the case may be. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this 7.75% Note (or one or more predecessor 7.75% Notes) is registered at the close of business on the Regular Record Date (whether or not a Business Day, as defined below) immediately preceding such Interest Payment Date; provided , however , that interest payable at Maturity will be payable to the person to whom the principal hereof and premium, if any, hereon shall be payable.

“Business Day,” as used herein, means each Monday, Tuesday, Wednesday, Thursday and Friday that is neither a legal holiday nor a day on which banking institutions are generally authorized or obligated by law or executive order to close in The City of New York or any other place or places where the principal of (and premium, if any) and interest on the 7.75% Notes is payable and also, with respect to 7.75% Notes denominated in a Specified Currency other than U.S. dollars, in the Principal Financial Center (as defined below) of the country issuing the Specified Currency.

Payment of principal, premium, if any, and interest in respect of this 7.75% Note due at Maturity to be made in U.S. dollars will be made in immediately available funds upon presentation and surrender of this 7.75% Note (and, with respect to any applicable repayment of this 7.75% Note, a duly completed election form as contemplated on the reverse hereof) at the office of the Paying Agent in The City of New York, or at such other places as may be designated by the Company; provided that the 7.75% Note is presented to the Paying Agent in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Unless otherwise specified above, if any payment at Maturity is to be made in a Specified Currency other than U.S. dollars as set forth below, such payment will be made by wire transfer of immediately available funds to an account with a bank located in the Principal Financial Center of the country issuing the Specified Currency or other jurisdiction acceptable to the Company and the Paying Agent as shall have been designated by the Holder hereof at least five Business Days prior to Maturity, provided that such bank has appropriate facilities therefor and that this 7.75% Note (and, if applicable, a duly completed election form) is presented and surrendered at the aforementioned office of the Paying Agent in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. (Such designation with respect to a payment in other than U.S. dollars shall be made by filing the appropriate information with the Paying Agent at the office of the Paying Agent in The City of New York, and, unless revoked, any such designation made with respect to this 7.75% Note by its registered Holder will remain in effect with respect to any further payments with respect to this 7.75% Note payable to its Holder. If such a payment with respect to this 7.75% Note cannot be made by wire transfer because the required designation has not been received by the Paying Agent on or before the requisite date or for any other reason, a notice will be mailed to the Holder of this 7.75% Note at its registered address requesting a designation pursuant to which such wire transfer can be made and, upon the Paying Agent’s receipt of such a designation, such payment will be made within five Business Days of such receipt.) The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but any tax, assessment or governmental charge imposed upon payments will be borne by the Holder of this 7.75% Note.

If this 7.75% Note is denominated in and principal, premium, if any, and interest is payable in U.S. dollars, principal (and premium, if any) and any interest will be payable at the principal corporate trust office of the Trustee in The City of New York, or at such other places as may be designated by the Company, provided that the Company, at its option, may pay interest other than interest due at Maturity by check mailed or delivered to the address of the person entitled thereto as such address appears in the Security Register, or by wire transfer of immediately available funds to an account designated by such person if appropriate wire transfer instructions have been received in writing by the Paying Agent not less than 10 calendar days prior to such Interest Payment Date. Any such wire transfer instructions received by the Paying Agent shall remain in effect until revoked by such Holder. Unless otherwise specified above, any interest on this 7.75% Note (other than interest at Maturity) that is payable in a Specified Currency other than U.S. dollars will be paid by mailing a check or draft in the Specified Currency drawn on an account at a bank outside of the United States.

If any Interest Payment Date, Redemption Date, Optional Repayment Date or Stated Maturity falls on a day that is not a Business Day, the required payment of principal, premium, if any, and/or interest need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date, Optional Repayment Date or Stated Maturity, as the case may be, to the date of such payment on the next succeeding Business Day.

“Principal Financial Center” means the capital city of the country issuing the Specified Currency in respect of which payment on the 7.75% Notes is to be made, except that with respect to U.S. dollars, Australian dollars, Deutsche marks, Dutch guilders, Italian lire, Swiss francs and ECUs, the Principal Financial Center shall be The City of New York, Sydney, Frankfurt, Amsterdam, Milan, Zurich and Luxembourg, respectively.

The Company is obligated to make payment of principal, premium, if any, and interest in respect of this 7.75% Note in the Specified Currency (or, if the Specified Currency is not at the time of such payment legal tender for the payment of public and private debts, in such other coin or currency of the country which issued the Specified Currency as at the time of such payment is legal tender for the payment of such debts). If the Specified Currency is other than U.S. dollars, any such amounts so payable by the Company, at the option of the Company, may be converted by the Exchange Rate Agent specified above into U.S. dollars for payment to the Holder of this 7.75% Note; provided , however , that, if specified above under “Other Provisions,” the Holder of this 7.75% Note may elect to receive such amounts in U.S. dollars or in the Specified Currency pursuant to the provisions set forth below.

Payments of principal of, premium, if any, and interest on any 7.75% Note denominated in a Specified Currency other than U.S. dollars (a “ Foreign Currency Note ”) will be made in U.S. dollars if the registered Holder of such 7.75% Note on the relevant Regular Record Date, or at Maturity, as the case may be, has transmitted a written request for such payment in U.S. dollars to the Paying Agent at the office of the Paying Agent in The City of New York on or before such Regular Record Date, or the date 15 days before Maturity, as the case may be. Such request may be in writing (mailed or hand delivered) or sent by cable, telex, or other form of facsimile transmission. Any such request made for any 7.75% Note by a registered Holder will remain in effect for any further payments of principal of, premium, if any, and interest on such 7.75% Note payable to such Holder, unless such request is revoked on or before the relevant Regular Record Date or the date 15 days before Maturity, as the case may be.

Any U.S. dollar amount to be received by a Holder of a Foreign Currency Note will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 a.m. New York City time on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Company for purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all Holders of Foreign Currency Notes scheduled to receive U.S. dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the Holder of such Foreign Currency Note by deductions from such payments. If three such bid quotations are not available on the second Business Day prior to the applicable payment date, payments may be made in the Specified Currency.

A Holder of a Foreign Currency Note may elect to receive payment of the principal of and premium, if any, and interest on such 7.75% Note in the Specified Currency by submitting a written request for such payment to the Trustee at its Corporate Trust Office in The City of New York on or prior to the applicable Regular Record Date or at least 15 calendar days prior to Maturity, as the case may be. Such written request may be may be in writing (mailed or hand delivered) or sent by cable, telex, or other form of facsimile transmission. A Holder of a Foreign Currency Note may elect to receive payment in the applicable Specified Currency for all such principal, premium, if any, and interest payments and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the applicable Regular Record Date or at least 15 calendar days prior to Maturity, as the case may be.

If the principal of, and premium, if any, or interest on any 7.75% Note is payable in a Specified Currency other than U.S. dollars and such Specified Currency is not available to the Company for making payments thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the Holder of such 7.75% Note by making such payment (including any such payment at Maturity) in U.S. dollars on the basis of the methodology described in the second preceding paragraph.

All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of this 7.75% Note.

Reference is hereby made to the further provisions of this 7.75% Note set forth on the reverse hereof and, if so specified above, in the Addendum hereto, which further provisions shall have the same force and effect as if set forth on the face hereof.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this 7.75% Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

(Signature Page Follows)

Exhibit A-3

IN WITNESS WHEREOF, EL PASO CORPORATION has caused this instrument to be executed in its corporate name by the signature of its duly authorized officer.

EL PASO CORPORATION

By:

Name:

Title:

DATED:

Exhibit A-3

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the 7.75% Senior Notes due 2032 referred to in the within-mentioned Indenture.

HSBC BANK USA, NATIONAL ASSOCIATION

as Trustee

By:

Authorized Signatory

Exhibit A-3

[REVERSE OF 7.75% SENIOR NOTE DUE 2032]

EL PASO CORPORATION

7.75% Senior Note due 2032

(Fixed Rate)

This note is one of a duly authorized issue of securities of the Company (the “ Securities ”), issued and to be issued in one or more series under an Indenture, dated as of May 10, 1999 (the “ Original Indenture ”), as previously supplemented and as further supplemented by a Tenth Supplemental indenture, dated as of December 28, 2005 (the “ Supplemental Indenture ,” and the Original Indenture, as so supplemented, the “ Indenture ”), between the Company and HSBC Bank USA, National Association, a national banking association, as successor-in-interest to JPMorgan Chase Bank (formerly The Chase Manhattan Bank), as trustee (the “ Trustee ,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which the Securities are, and are to be, authenticated and delivered. This note is one of the notes in a series designated as 7.75% Senior Notes due 2032 of the Company (hereinafter called the “ 7.75% Notes ”), issued under the Original Indenture, which 7.75% Notes are limited in aggregate principal amount to $150,000,000. All terms used but not defined in this 7.75% Note or specified on the face hereof or in an Addendum hereto shall have the meanings assigned to such terms in the Indenture.

This 7.75% Note is issuable only in registered form without coupons. 7.75% Notes denominated in U.S. dollars will be initially issued in denominations of $1,000 and integral multiples thereof, and 7.75% Notes denominated in other than U.S. dollars will be initially issued in denominations of the equivalent of $1,000 in the Specified Currency (rounded down to an integral multiple of 1,000 units of such Specified Currency), at the noon buying rate for cable transfers in The City of New York of such Specified Currency (the “ Exchange Rate ”) on the Business Day next preceding the date on which the Company accepts the offer to purchase such 7.75% Note.

This 7.75% Note will not be subject to any sinking fund and, unless otherwise provided on the face hereof in accordance with the provisions of the following two paragraphs, will be redeemable but not repayable prior to the Stated Maturity Date.

The Company has the option, if specified on the face hereof, to reset the interest rate on the date or dates specified on the face hereof as Optional Reset Dates. If the Company elects to reset the interest rate, the Holder will have the option to elect repayment of this 7.75% Note by the Company on any Optional Reset Date at a price equal to the aggregate principal amount thereof outstanding on, plus any interest accrued to, such Optional Reset Date (or, for an Original Issue Discount Note, as specified below). In order for this 7.75% Note to be so repaid on an Optional Reset Date, the Holder must follow the procedures specified below in connection with optional repayment, except that (i) the period for delivery of such 7.75% Note or notification to the Trustee will be at least 25 but not more than 35 days prior to such Optional Reset Date and (ii) a Holder who has tendered a 7.75% Note for repayment pursuant to a Reset Notice (as defined below) may, by written notice to the Trustee, revoke any such tender until the close of business on the tenth day prior to such Optional Reset Date.

The Company may exercise the option to reset the interest rate on this 7.75% Note by notifying the Trustee (the “ Company’s Notice of Reset ”) of such exercise at least 50 but not more than 60 days prior to an Optional Reset Date for such 7.75% Note. After receipt of the Company’s Notice of Reset, and not later than 40 days prior to such Optional Reset Date, the Trustee for this 7.75% Note will mail, first class, postage prepaid, or deliver to the Holder a notice (the “ Reset Notice ”). Based on information provided to the Trustee by the Company in the Company’s Notice of Reset, the Reset Notice will indicate whether the Company has elected to reset the interest rate and, if so, (i) such new interest rate and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date or, if there is no such next Optional Reset Date, to the Stated Maturity Date of this 7.75% Note (each such period, a “ Subsequent Interest Period ”), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during such Subsequent Interest Period. Notwithstanding the foregoing, the Company may, at its option, revoke the interest rate as provided for in the Reset Notice, and establish a higher interest rate than the interest rate provided for in the relevant Reset

Notice for the Subsequent Interest Period commencing on such Optional Reset Date, by notifying the Trustee of such revocation and such higher interest rate and causing the Trustee to mail or deliver to the Holder, not later than 20 days prior to an Optional Reset Date for this 7.75% Note (or, if such day is not a Business Day, on the immediately succeeding Business Day), notice of such higher interest rate. Such notice will be irrevocable. The Company must notify the Trustee of its intention to revoke such Reset Notice at least 25 days prior to such Optional Reset Date. If the interest rate of this 7.75% Note is reset on an Optional Reset Date and the Holder has not tendered this 7.75% Note for repayment (or has validly revoked any such tender) in accordance with the applicable procedures this 7.75% Note will bear such higher interest rate for the Subsequent Interest Period.

As specified on the face hereof, this 7.75% Note will be subject to redemption at the option of the Company on any date on and after the Redemption Commencement Date specified on the face hereof, in whole or from time to time in part, at the Make-Whole Price (as defined below), on notice given no more than 60 nor less than 30 calendar days prior to the date of redemption (the “ Redemption Date ”) and in accordance with the provisions of the Indenture. “ Make-Whole Price ” means an amount equal to the greater of (i) 100% of the principal amount of this 7.75% Note to be redeemed and (ii) as determined by an Independent Investment Banker, the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted back to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 25 basis points, plus, in the case of both (i) and (ii), accrued and unpaid interest to the Redemption Date. Unless the Company defaults in payment of the Make-Whole Price, on and after the Redemption Date, interest will cease to accrue on the principal amount of this 7.75% Note to be redeemed. In the event of redemption of the 7.75% Note in part only, a new 7.75% Note of like tenor for the unredeemed portion hereof and otherwise having the same terms as this 7.75% Note shall be issued in the name of the Holder hereof upon the presentation and surrender hereof.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of this 7.75% Note that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this 7.75% Note.

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

“Reference Treasury Dealer” means (i) Banc of America Securities LLC; ABN AMRO Incorporated; BNP Paribas Securities Corp.; Credit Lyonnais Securities (USA) Inc. and J.P. Morgan Securities Inc. and their respective successors; provided , however , that if any of the foregoing shall not be a primary U.S. government securities dealer in New York City (a “ Primary Treasury Dealer ”), the Company shall substitute therefor another Primary Treasury Dealer; and (ii) any two other Primary Treasury Dealers the Company selects.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Stated Maturity, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined, and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.

Notwithstanding Section 1104 of the Indenture, the notice of redemption with respect to the foregoing redemption need not set forth the Make-Whole Price but only the manner of calculation thereof. The Company shall notify the Trustee of the Make-Whole Price with respect to the foregoing redemption promptly after the calculation thereof, and the Trustee shall not be responsible for such calculation.

If specified on the face hereof, this 7.75% Note (unless this 7.75% Note is an Original Issue Discount Note) will be subject to repayment by the Company at the option of the Holder hereof on the Optional Repayment Date(s), if any, specified on the face hereof, in whole or in part in increments of U.S. $1,000 (or 1,000 units of the Specified Currency), at the Optional Repayment Price stated on the face hereof, which is a price equal to 100% of the unpaid principal amount to be repaid, together with any accrued and unpaid interest and premium payable thereon to the specified Optional Repayment Date (each, a “ Repayment Date ”). For this 7.75% Note to be repaid, the Company must receive at its offices or agencies for that purpose in The City of New York not more than 60 nor less than 30 calendar days prior to the Repayment Date, (i) the 7.75% Note with the form herein entitled “Option to Elect Repayment” duly completed or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth the name of the holder of the 7.75% Note, the principal amount of the 7.75% Note, the amount of the 7.75% Note to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that the 7.75% Note to be repaid with the form entitled “Option to Elect Repayment” herein duly completed will be received by the Company not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and such 7.75% Note and form duly completed are received by the Company by such fifth Business Day. Exercise of such repayment option by the Holder hereof will be irrevocable. In the event of repayment of this 7.75% Note in part only, a new 7.75% Note of like tenor for the unrepaid portion hereof and otherwise having the same terms as this 7.75% Note shall be issued in the name of the Holder hereof upon the presentation and surrender hereof. All questions as to the validity, eligibility (including time of receipt) and acceptance of this 7.75% Note for repayment will be determined by the Company, whose determination will be final and binding.

If this 7.75% Note is an Original Issue Discount Note as specified on the face hereof, the amount payable to the Holder of this 7.75% Note in the event of redemption, repayment or acceleration of Maturity will be equal to (i) the Amortized Face Amount (as defined below) as of the date of such event, plus (ii) with respect to any redemption, the Initial Redemption Percentage specified on the face hereof (as adjusted by the Annual Redemption Percentage Reduction, if any, specified on the face hereof) minus 100% multiplied by the Issue Price specified on the face hereof, net of any portion of such Issue Price which has been paid prior to the Redemption Date, or the portion of the Issue Price (or the net amount) proportionate to the portion of the unpaid principal amount to be redeemed, plus (iii) any accrued interest to the date of such event, the payment of which would constitute qualified stated interest payments within the meaning of Treasury Regulation 1.1273-1(c) under the Internal Revenue Code of 1986, as amended (the “ Code ”). The accrued interest described in clause (iii) above will be computed on the basis of a 360-day year of twelve 30-day months, compounded semiannually. The “Amortized face Amount” means an amount equal to (i) the Issue Price plus (ii) the aggregate portions of the original issue discount (the excess of the amounts considered as part of the “stated redemption price at maturity” of this 7.75% Note within the meaning of Section 1273(a)(2) of the Code, whether denominated as principal or interest, over the Issue Price) which shall theretofore have accrued pursuant to Section 1272 of the Code (without regard to Section 1272(a)(7) of the Code) from the Original Issue Date to the date of determination, minus (iii) any amount considered as part of the “stated redemption price at maturity” of this 7.75% Note which has been paid from the Original Issue Date to the date of determination.

If the Maturity of an Original Issue Discount Note that bears no interest falls on a day that is not a Business Day with respect to such Original Issue Discount Note, the payment due at Maturity will be made on the following day that is a Business Day with the same force and effect as if it were made on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after Maturity.

Unless otherwise stated on the face hereof, each 7.75% Note will mature at the Stated Maturity Date of such 7.75% Note. If stated on the face hereof, the Company has the option to extend the Stated Maturity Date of such 7.75% Note for one or more periods of whole years from one to five (each an “ Extension Period ”) up to but not beyond the date (the “ Final Maturity ”) set forth on the face hereof.

The Company may exercise such option with respect to a 7.75% Note by notifying the Trustee (the “ Company’s Notice of Extension ”) of such exercise at least 50 but not more than 60 days prior to the old Stated Maturity Date for such 7.75% Note. After receipt of the Company’s Notice of Extension, and not later than 40 days prior to the old Stated Maturity Date of such 7.75% Note, the Trustee for such 7.75% Note will mail, first class, postage prepaid, or deliver to the Holder thereof a notice (the “ Extension Notice ”). Based on information provided to the Trustee in the Company’s Notice of Extension, the Extension Notice will set forth (i) the election of the Company to extend the Stated Maturity Date of such 7.75% Note; (ii) the new Stated Maturity Date; (iii) the interest rate applicable to the Extension Period; and (iv) the provisions, if any, for redemption during the Extension Period, including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Extension Period. Upon the mailing or delivery by such Trustee of an Extension Notice to the Holder of a 7.75% Note, the Stated Maturity Date of such 7.75% Note shall be extended automatically, and, except as modified by the Extension Notice and as described in the next paragraph, such 7.75% Note will have the same terms as prior to the mailing or delivering of such Extension Notice.

Notwithstanding the foregoing, not later than 20 days prior to the old Stated Maturity Date of such 7.75% Note (or, if such day is not a Business Day, on the immediately succeeding Business Day), the Company may, at its option, revoke the interest rate provided for in the Extension Notice for such 7.75% Note and establish a higher interest rate for the Extension Period, by notifying the Trustee of such revocation and such higher interest rate and causing the Trustee for such 7.75% Note to mail, first class, postage prepaid, or deliver notice of such higher interest rate to the Holder of such 7.75% Note. Such notice will be irrevocable. All 7.75% Notes with respect to which the Stated Maturity Date is extended will bear such higher interest rate for the Extension Period, whether or not tendered for repayment.

If the Company extends the Stated Maturity Date of this 7.75% Note, the Holder of this 7.75% Note will have the option to elect repayment of such 7.75% Note by the Company on the old Stated Maturity Date at a price equal to the aggregate principal amount thereof outstanding on, plus interest accrued to, such date or, for an Original Issue Discount Note, as described above. In order for a 7.75% Note to be repaid on the old Stated Maturity Date once the Company has extended the Stated Maturity Date thereof, the Holder thereof must follow the procedures applicable to optional repayment set forth above, except that (i) the period for delivery of this 7.75% Note or notification to the Trustee for this 7.75% Note will be at least 25 but not more than 35 days prior to the old Stated Maturity Date and (ii) a Holder who has tendered a 7.75% Note for repayment pursuant to an Extension Notice may, by written notice to the Trustee, revoke any such tender for repayment until the close of business on the tenth day before the old Stated Maturity Date.

If an Event of Default, as defined in the Indenture, shall occur and be continuing, the principal of the 7.75% Notes may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of 7.75% Notes with respect to the Indenture or for any remedy under the Indenture.

The Indenture contains provisions for discharge of the 7.75% Notes and for defeasance of (i) the entire indebtedness of the 7.75% Notes or (ii) certain covenants and Events of Default with respect to the 7.75% Notes, in each case upon compliance with certain conditions set forth therein, which provisions apply to the 7.75% Notes.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of a series of Securities at any time by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of all series of Securities (acting as one class) at the time outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority of the aggregate principal amount of the outstanding Securities of all affected series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain restrictive provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount of any series, in certain instances, to waive, on behalf of all of the Holders of Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this 7.75% Note shall be conclusive and binding upon such Holder and upon all future Holders of this 7.75% Note and other 7.75% Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon the 7.75% Note.

No reference herein to the Indenture and no provision of this 7.75% Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay principal, premium, if any, and interest in respect of this 7.75% Note at the times, places and rate or formula, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this 7.75% Note is registrable in the Security Register of the Company upon surrender of this 7.75% Note for registration of transfer at the office or agency of the Company in any place where this 7.75% Note is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new 7.75% Notes, of authorized denominations and for the same aggregate principal amount and having the same terms and conditions, will be issued to the designated transferee or transferees. As provided in the Indenture and subject to certain limitations therein and herein set forth, this 7.75% Note is exchangeable for a like aggregate principal amount of 7.75% Notes of different authorized denominations but otherwise having the same terms and conditions, as requested by the Holder hereof surrendering the same. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Indenture provides that no recourse may be taken, directly or indirectly, against any incorporator, subscriber to the capital stock, stockholder, officer, director or employee of the Company or of any predecessor or successor of the Company with respect to the Company’s obligations on the 7.75% Notes or the obligations of the Company under the Indenture. Each Holder by accepting a 7.75% Note waives all such recourse.

Prior to due presentment of this 7.75% Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this 7.75% Note is registered as the owner thereof for all purposes, whether or not this 7.75% Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS 7.75% NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[If a Transfer Restricted Security, insert—The Holder of this 7.75% Note is entitled to the benefits of the Registration Rights Agreement, dated as of December 28, 2005 (the “ Registration Rights Agreement ”), by and among the Company and the Dealer Managers named therein, and such Holders shall also have certain obligations to indemnify the Company under certain circumstances, all as more fully set forth in the Registration Rights Agreement.]

Exhibit A-3

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto                     (Please Print or Typewrite Name and Address of Assignee) the within instrument of EL PASO CORPORATION and does hereby irrevocably constitute and appoint                     Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises.

Please Insert Social Security or

Other Identifying Number of Assignee:

Dated:

(Signature)

Signature	Guarantee:

(Participant in a Recognized Signature

Guaranty Medallion Program)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

Exhibit A-3

EXCHANGE/TRANSFER CERTIFICATE

Re: 7.75% Senior Notes due 2032 of El Paso Corporation (the “7.75% Notes”).

This Exchange/Transfer Certificate relates to $                    principal amount of 7.75% Notes held by                     (the “ Transferor ”).

The Transferor has requested the Security Registrar by written order to exchange or register the transfer of a 7.75% Note or 7.75% Notes.

In connection with such request and in respect of each such 7.75% Note, the Transferor does hereby certify that the Transferor is familiar with the Indenture relating to the above-captioned 7.75% Notes and that the transfer of this 7.75% Note does not require registration under the Securities Act (as defined below) because:**

☐ Such 7.75% Note is being acquired for the Transferor’s own account without transfer.

☐ Such 7.75% Note is being transferred (i) to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “ Securities Act ”)), in accordance with Rule 144A under the Securities Act or (ii) pursuant to an exemption from registration in accordance with Rule 904 of Regulation S under the Securities Act (and in the case of clause (ii), based upon an opinion of counsel if the Company or the Trustee so requests, together with a certification in substantially the form of the Regulation S Certificate included in such 7.75% Note).

☐ Such 7.75% Note is being transferred (i) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests) or (ii) pursuant to an effective registration statement under the Securities Act.

☐ Such 7.75% Note is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests).

[INSERT NAME OF TRANSFEROR]

By:
Name:
Title:
Address:

Date:

**Check appropriate box.

Exhibit A-3

REGULATION S CERTIFICATE

            ,

HSBC BANK USA, NATIONAL ASSOCIATION, as Security Registrar

452 Fifth Avenue

New York, New York 10018

Attention: Corporate Trust and Loan Agency

Ladies and Gentlemen:

In connection with our proposed sale of $        principal amount of 7.75% Senior Notes due 2032 (the “ 7.75% Notes ”) of El Paso Corporation (the “ Company ”), we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended (the “ Securities Act ”), and, accordingly, we represent that:

(i)	the offer of the 7.75% Notes was not made to a person in the United States of America;

(ii)	at the time the buy order was originated, the transferee was outside the United States of America or we and any person acting on our behalf reasonably believed that the transferee was outside the United States of America;

(iii)	no directed selling efforts have been made by us in contravention of Rule 903 or Rule 904 of Regulation S under the Securities Act, as applicable;

(iv)	the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(v)	if the proposed transfer is being made prior to the expiration of the 40-day distribution compliance period as set forth in Regulation S, the transfer is not being made to, or for the benefit or account of, a U.S. Person (other than a distributor).

You, the Trustee and the Company are entitled to rely upon this Regulation S Certificate and you are irrevocably authorized to produce this Regulation S Certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used but not defined in this Regulation S Certificate have the meanings set forth in Regulation S under the Securities Act.

Very truly yours,

[Name]

By:
Name:
Title:
Address:

Exhibit A-3

[If a Global Security, insert as a separate page—

SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Depositary]

Exhibit A-3

EXHIBIT A-4

[FORM OF FACE OF 7.42% SENIOR NOTE DUE 2037]

[If a Global Security, insert—THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]

[If a Global Security, insert—UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[If a Transfer Restricted Security, insert—THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

(1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”) OR (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,

(2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(D) OR (2)(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT

THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT.]

CUSIP No.

ISIN No.

No.:	$

EL PASO CORPORATION

7.42% Senior Note due 2037

El Paso Corporation, a corporation duly organized and existing under the laws of Delaware (the “ Company ,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [                    ] [ if a Global Security, insert - Cede & Co., as nominee for The Depository Trust Company] or its registered assigns, the principal sum of                     United States Dollars [ if a Global Security, insert - , or such other principal amount as shall be set forth in the Schedule of Increases or Decreases attached hereto,] at the office of the Company designated for such purpose in The City of New York, on February 15, 2037 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon semi-annually in arrears on each February 15 and August 15 of each year (each such date, an “ Interest Payment Date ”), commencing on February 15, 2006, at the rate of 7.42% per annum from, and including, August 15, 2005 (or from and including the next most recent date to which interest has been paid or duly provided for) to, but excluding, the date on which the principal hereof has been paid or made available for payment.

The amount of interest so payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any Interest Payment Date is not a Business Day, then payment of the interest or principal payable on such date will be made on the next succeeding day which is a Business Day and no interest shall accrue in respect of the amounts which payment is so delayed for the period from and after such Interest Payment Date, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

Payments of the principal of and interest on the 7.42% Senior Notes due 2037 (hereinafter called the “ 7.42% Notes ”) shall be made at the office of the Company designated for such purpose in The City of New York; provided that, unless this 7.42% Note is a 7.42% Note issued in global form (“ Global Security ”), interest may be paid, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least five Business Days prior to the date for payment by the Person entitled thereto. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, as provided in the Indenture, as hereinafter defined, shall be paid to the Person in whose name this 7.42% Note (or one or more Predecessor Securities) shall have been registered at the close of business on the Regular Record Date with respect to such Interest Payment Date, provided that interest payable on the Stated Maturity shall be paid to the Person to whom principal is paid. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid as provided in said Indenture.

Reference is hereby made to the further provisions of this 7.42% Note set forth herein, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this 7.42% Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

(Signature Page Follows)

Exhibit A-4

IN WITNESS WHEREOF, EL PASO CORPORATION has caused this instrument to be executed in its corporate name by the signature of its duly authorized officer.

EL PASO CORPORATION

By:

Name:

Title:

DATED:

Exhibit A-4

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the 7.42% Senior Notes due 2037 referred to in the within-mentioned Indenture.

HSBC BANK USA, NATIONAL ASSOCIATION

as Trustee

By:

Authorized Signatory

Exhibit A-4

[REVERSE OF 7.42% SENIOR NOTE DUE 2037]

EL PASO CORPORATION

7.42% Senior Note due 2037

This note is one of a duly authorized issue of securities of the Company (the “ Securities ”), issued and to be issued in one or more series under an Indenture, dated as of May 10, 1999 (the “ Original Indenture ”), as previously supplemented and as further supplemented by a Tenth Supplemental indenture, dated as of December 28, 2005 (the “ Supplemental Indenture ,” and the Original Indenture, as so supplemented, the “ Indenture ”), between the Company and HSBC Bank USA, National Association, a national banking association, as successor-in-interest to JPMorgan Chase Bank (formerly The Chase Manhattan Bank), as trustee (the “ Trustee ,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which the Securities are, and are to be, authenticated and delivered. This note is one of the notes in a series designated as 7.42% Senior Notes due 2037 of the Company (hereinafter called the “ 7.42% Notes ”), issued under the Original Indenture, which 7.42% Notes are limited in aggregate principal amount to $200,000,000.

Except as provided in Sections 1006 and 1007 of the Original Indenture, neither the Indenture nor the 7.42% Notes limit or otherwise restrict the amount of indebtedness which may be incurred or other securities which may be issued by the Company. The 7.42% Notes issued under the Indenture are direct, unsecured obligations of the Company and will mature on February 15, 2037. The 7.42% Notes rank on parity with all other unsecured, unsubordinated indebtedness of the Company.

The 7.42% Notes will bear interest as set forth on the face hereof.

The 7.42% Notes are not redeemable prior to their Stated Maturity.

The 7.42% Notes are not entitled to any sinking fund.

If an Event of Default with respect to the 7.42% Notes shall occur and be continuing, the principal of the 7.42% Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series to be affected (voting as one class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of all affected series (voting as one class), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. The Indenture permits, with certain exceptions as therein provided, the Holders of a majority in aggregate principal amount of Securities of any series then Outstanding to waive past defaults under the Indenture with respect to such series and their consequences. Any such consent or waiver by the Holder of this 7.42% Note shall be conclusive and binding upon such Holder and upon all future Holders of this 7.42% Note and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 7.42% Note.

As provided in and subject to the provisions of the Indenture, the Holder of this 7.42% Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this 7.42% Note for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this 7.42% Note or of the Indenture shall alter or impair the obligation of the Company, which are absolute and unconditional, to pay the principal of, and premium, if any, and interest on this 7.42% Note at the times, place(s) and rates, and in the coin or currency, herein prescribed.

[If a Global Security, insert - The holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders hereof for any purpose under the Indenture.]

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 7.42% Note is registrable in the Security Register, upon surrender of this 7.42% Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for a like aggregate principal amount, will be issued to the designated transferee or transferees.

The 7.42% Notes are issuable only in registered forms without coupons, in minimum denominations of $1,000 or any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or other similar governmental charge payable in connection therewith.

Prior to due presentment of this 7.42% Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this 7.42% Note is registered as the owner hereof for all purposes, whether or not this 7.42% Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of or contained in the Indenture or of or contained in any Security, or for any claim based thereon or otherwise in respect thereof, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment, penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released by the acceptance hereof and as a condition of, and as part of the consideration for, the Securities and the execution of the Indenture.

THIS 7.42% NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Except as otherwise expressly provided herein, all terms used in this 7.42% Note but not otherwise defined herein shall have the meanings assigned to them in the Indenture.

[If a Transfer Restricted Security, insert—The Holder of this 7.42% Note is entitled to the benefits of the Registration Rights Agreement, dated as of December 28, 2005 (the “ Registration Rights Agreement ”), by and among the Company and the Dealer Managers named therein, and such Holders shall also have certain obligations to indemnify the Company under certain circumstances, all as more fully set forth in the Registration Rights Agreement.]

Exhibit A-4

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto                      (Please Print or Typewrite Name and Address of Assignee) the within instrument of EL PASO CORPORATION and does hereby irrevocably constitute and appoint                      Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises.

Please Insert Social Security or

Other Identifying Number of Assignee:

Dated:

(Signature)

Signature	Guarantee:

(Participant in a Recognized Signature

Guaranty Medallion Program)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

Exhibit A-4

EXCHANGE/TRANSFER CERTIFICATE

Re: 7.42% Senior Notes due 2037 of El Paso Corporation (the “7.42% Notes”).

This Exchange/Transfer Certificate relates to $         principal amount of 7.42% Notes held by                      (the “ Transferor ”).

The Transferor has requested the Security Registrar by written order to exchange or register the transfer of a 7.42% Note or 7.42% Notes.

In connection with such request and in respect of each such 7.42% Note, the Transferor does hereby certify that the Transferor is familiar with the Indenture relating to the above-captioned 7.42% Notes and that the transfer of this 7.42% Note does not require registration under the Securities Act (as defined below) because:**

☐ Such 7.42% Note is being acquired for the Transferor’s own account without transfer.

☐ Such 7.42% Note is being transferred (i) to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “ Securities Act ”)), in accordance with Rule 144A under the Securities Act or (ii) pursuant to an exemption from registration in accordance with Rule 904 of Regulation S under the Securities Act (and in the case of clause (ii), based upon an opinion of counsel if the Company or the Trustee so requests, together with a certification in substantially the form of the Regulation S Certificate included in such 7.42% Note).

☐ Such 7.42% Note is being transferred (i) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests) or (ii) pursuant to an effective registration statement under the Securities Act.

☐ Such 7.42% Note is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests).

[INSERT NAME OF TRANSFEROR]

By:
Name:
Title:
Address:

Date:

**Check appropriate box.

Exhibit A-4

REGULATION S CERTIFICATE

            ,

HSBC BANK USA, NATIONAL ASSOCIATION, as Security Registrar

452 Fifth Avenue

New York, New York 10018

Attention: Corporate Trust and Loan Agency

Ladies and Gentlemen:

In connection with our proposed sale of $            principal amount of 7.42% Senior Notes due 2037 (the “ 7.42% Notes ”) of El Paso Corporation (the “ Company ”), we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended (the “ Securities Act ”), and, accordingly, we represent that:

(i)	the offer of the 7.42% Notes was not made to a person in the United States of America;

(ii)	at the time the buy order was originated, the transferee was outside the United States of America or we and any person acting on our behalf reasonably believed that the transferee was outside the United States of America;

(iii)	no directed selling efforts have been made by us in contravention of Rule 903 or Rule 904 of Regulation S under the Securities Act, as applicable;

(iv)	the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(v)	if the proposed transfer is being made prior to the expiration of the 40-day distribution compliance period as set forth in Regulation S, the transfer is not being made to, or for the benefit or account of, a U.S. Person (other than a distributor).

You, the Trustee and the Company are entitled to rely upon this Regulation S Certificate and you are irrevocably authorized to produce this Regulation S Certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used but not defined in this Regulation S Certificate have the meanings set forth in Regulation S under the Securities Act.

Very truly yours,

[Name]

By:
Name:
Title:
Address:

Exhibit A-4

[If a Global Security, insert as a separate page—

SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Depositary]

Exhibit A-4

EXHIBIT A-5

[FORM OF FACE OF 6.95% SENIOR NOTE DUE 2028]

[If a Global Security, insert—THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]

[If a Global Security, insert—UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[If a Transfer Restricted Security, insert—THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

(1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”) OR (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,

(2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(D) OR (2)(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT

THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT.]

CUSIP No.

ISIN No.

No.:	$

EL PASO CORPORATION

6.95% Senior Note due 2028

El Paso Corporation, a corporation duly organized and existing under the laws of Delaware (the “ Company ,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [                    ] [ if a Global Security, insert - Cede & Co., as nominee for The Depository Trust Company] or its registered assigns, the principal sum of                     United States Dollars [ if a Global Security, insert - , or such other principal amount as shall be set forth in the Schedule of Increases or Decreases attached hereto,] at the office of the Company designated for such purpose in The City of New York, on June 1, 2028 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon semi-annually in arrears on each June 1 and December 1 of each year (each such date, an “ Interest Payment Date ”), commencing on June 1, 2006, at the rate of 6.95% per annum from, and including, December 1, 2005 (or from and including the next most recent date to which interest has been paid or duly provided for) to, but excluding, the date on which the principal hereof has been paid or made available for payment.

The amount of interest so payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any Interest Payment Date is not a Business Day, then payment of the interest or principal payable on such date will be made on the next succeeding day which is a Business Day and no interest shall accrue in respect of the amounts which payment is so delayed for the period from and after such Interest Payment Date, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

Payments of the principal of and interest on the 6.95% Senior Notes due 2028 (hereinafter called the “ 6.95% Notes ”) shall be made at the office of the Company designated for such purpose in The City of New York; provided that, unless this 6.95% Note is a 6.95% Note issued in global form (“ Global Security ”), interest may be paid, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least five Business Days prior to the date for payment by the Person entitled thereto. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, as provided in the Indenture, as hereinafter defined, shall be paid to the Person in whose name this 6.95% Note (or one or more Predecessor Securities) shall have been registered at the close of business on the Regular Record Date with respect to such Interest Payment Date, provided that interest payable on the Stated Maturity shall be paid to the Person to whom principal is paid. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid as provided in said Indenture.

Reference is hereby made to the further provisions of this 6.95% Note set forth herein, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this 6.95% Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

(Signature Page Follows)

Exhibit A-5

IN WITNESS WHEREOF, EL PASO CORPORATION has caused this instrument to be executed in its corporate name by the signature of its duly authorized officer.

EL PASO CORPORATION

By:

Name:

Title:

DATED:

Exhibit A-5

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the 6.95% Senior Notes due 2028 referred to in the within-mentioned Indenture.

HSBC BANK USA, NATIONAL ASSOCIATION

as Trustee

By:

Authorized Signatory

Exhibit A-5

[REVERSE OF 6.95% SENIOR NOTE DUE 2028]

EL PASO CORPORATION

6.95% Senior Note due 2028

This note is one of a duly authorized issue of securities of the Company (the “ Securities ”), issued and to be issued in one or more series under an Indenture, dated as of May 10, 1999 (the “ Original Indenture ”), as previously supplemented and as further supplemented by a Tenth Supplemental indenture, dated as of December 28, 2005 (the “ Supplemental Indenture ,” and the Original Indenture, as so supplemented, the “ Indenture ”), between the Company and HSBC Bank USA, National Association, a national banking association, as successor-in-interest to JPMorgan Chase Bank (formerly The Chase Manhattan Bank), as trustee (the “ Trustee ,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which the Securities are, and are to be, authenticated and delivered. This note is one of the notes in a series designated as 6.95% Senior Notes due 2028 of the Company (hereinafter called the “ 6.95% Notes ”), issued under the Original Indenture, which 6.95% Notes are limited in aggregate principal amount to $200,000,000.

Except as provided in Sections 1006 and 1007 of the Original Indenture, neither the Indenture nor the 6.95% Notes limit or otherwise restrict the amount of indebtedness which may be incurred or other securities which may be issued by the Company. The 6.95% Notes issued under the Indenture are direct, unsecured obligations of the Company and will mature on June 1, 2028. The 6.95% Notes rank on parity with all other unsecured, unsubordinated indebtedness of the Company.

The 6.95% Notes will bear interest as set forth on the face hereof.

The 6.95% Notes are not redeemable prior to their Stated Maturity.

The 6.95% Notes are not entitled to any sinking fund.

If an Event of Default with respect to the 6.95% Notes shall occur and be continuing, the principal of the 6.95% Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series to be affected (voting as one class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of all affected series (voting as one class), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. The Indenture permits, with certain exceptions as therein provided, the Holders of a majority in aggregate principal amount of Securities of any series then Outstanding to waive past defaults under the Indenture with respect to such series and their consequences. Any such consent or waiver by the Holder of this 6.95% Note shall be conclusive and binding upon such Holder and upon all future Holders of this 6.95% Note and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 6.95% Note.

As provided in and subject to the provisions of the Indenture, the Holder of this 6.95% Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this 6.95% Note for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this 6.95% Note or of the Indenture shall alter or impair the obligation of the Company, which are absolute and unconditional, to pay the principal of, and premium, if any, and interest on this 6.95% Note at the times, place(s) and rates, and in the coin or currency, herein prescribed.

[If a Global Security, insert - The holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders hereof for any purpose under the Indenture.]

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 6.95% Note is registrable in the Security Register, upon surrender of this 6.95% Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for a like aggregate principal amount, will be issued to the designated transferee or transferees.

The 6.95% Notes are issuable only in registered forms without coupons, in minimum denominations of $1,000 or any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or other similar governmental charge payable in connection therewith.

Prior to due presentment of this 6.95% Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this 6.95% Note is registered as the owner hereof for all purposes, whether or not this 6.95% Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of or contained in the Indenture or of or contained in any Security, or for any claim based thereon or otherwise in respect thereof, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment, penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released by the acceptance hereof and as a condition of, and as part of the consideration for, the Securities and the execution of the Indenture.

THIS 6.95% NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Except as otherwise expressly provided herein, all terms used in this 6.95% Note but not otherwise defined herein shall have the meanings assigned to them in the Indenture.

[If a Transfer Restricted Security, insert—The Holder of this 6.95% Note is entitled to the benefits of the Registration Rights Agreement, dated as of December 28, 2005 (the “ Registration Rights Agreement ”), by and among the Company and the Dealer Managers named therein, and such Holders shall also have certain obligations to indemnify the Company under certain circumstances, all as more fully set forth in the Registration Rights Agreement.]

Exhibit A-5

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto                     (Please Print or Typewrite Name and Address of Assignee) the within instrument of EL PASO CORPORATION and does hereby irrevocably constitute and appoint                     Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises.

Please Insert Social Security or

Other Identifying Number of Assignee:

Dated:

(Signature)

Signature	Guarantee:

(Participant in a Recognized Signature

Guaranty Medallion Program)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

Exhibit A-5

EXCHANGE/TRANSFER CERTIFICATE

Re: 6.95% Senior Notes due 2028 of El Paso Corporation (the “6.95% Notes”).

This Exchange/Transfer Certificate relates to $         principal amount of 6.95% Notes held by                     (the “ Transferor ”).

The Transferor has requested the Security Registrar by written order to exchange or register the transfer of a 6.95% Note or 6.95% Notes.

In connection with such request and in respect of each such 6.95% Note, the Transferor does hereby certify that the Transferor is familiar with the Indenture relating to the above-captioned 6.95% Notes and that the transfer of this 6.95% Note does not require registration under the Securities Act (as defined below) because:**

☐ Such 6.95% Note is being acquired for the Transferor’s own account without transfer.

☐ Such 6.95% Note is being transferred (i) to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “ Securities Act ”)), in accordance with Rule 144A under the Securities Act or (ii) pursuant to an exemption from registration in accordance with Rule 904 of Regulation S under the Securities Act (and in the case of clause (ii), based upon an opinion of counsel if the Company or the Trustee so requests, together with a certification in substantially the form of the Regulation S Certificate included in such 6.95% Note).

☐ Such 6.95% Note is being transferred (i) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests) or (ii) pursuant to an effective registration statement under the Securities Act.

☐ Such 6.95% Note is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests).

[INSERT NAME OF TRANSFEROR]

By:
Name:
Title:
Address:

Date:

**Check appropriate box.

Exhibit A-5

REGULATION S CERTIFICATE

            ,

HSBC BANK USA, NATIONAL ASSOCIATION, as Security Registrar

452 Fifth Avenue

New York, New York 10018

Attention: Corporate Trust and Loan Agency

Ladies and Gentlemen:

In connection with our proposed sale of $         principal amount of 6.95% Senior Notes due 2028 (the “ 6.95% Notes ”) of El Paso Corporation (the “ Company ”), we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended (the “ Securities Act ”), and, accordingly, we represent that:

(i)	the offer of the 6.95% Notes was not made to a person in the United States of America;

(ii)	at the time the buy order was originated, the transferee was outside the United States of America or we and any person acting on our behalf reasonably believed that the transferee was outside the United States of America;

(iii)	no directed selling efforts have been made by us in contravention of Rule 903 or Rule 904 of Regulation S under the Securities Act, as applicable;

(iv)	the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(v)	if the proposed transfer is being made prior to the expiration of the 40-day distribution compliance period as set forth in Regulation S, the transfer is not being made to, or for the benefit or account of, a U.S. Person (other than a distributor).

You, the Trustee and the Company are entitled to rely upon this Regulation S Certificate and you are irrevocably authorized to produce this Regulation S Certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used but not defined in this Regulation S Certificate have the meanings set forth in Regulation S under the Securities Act.

Very truly yours,

[Name]

By:
Name:
Title:
Address:

Exhibit A-5

[If a Global Security, insert as a separate page—

SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Depositary]

Exhibit A-5

EXHIBIT A-6

[FORM OF FACE OF 6.375% SENIOR NOTE DUE 2009]

[If a Global Security, insert—THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]

[If a Global Security, insert—UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[If a Transfer Restricted Security, insert—THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

(1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”) OR (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,

(2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(D) OR (2)(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT

THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT.]

CUSIP No.

ISIN No.

No.:	$

EL PASO CORPORATION

6.375% Senior Note due 2009

El Paso Corporation, a corporation duly organized and existing under the laws of Delaware (the “ Company ,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [                    ] [ if a Global Security, insert - Cede & Co., as nominee for The Depository Trust Company] or its registered assigns, the principal sum of                     United States Dollars [ if a Global Security, insert - , or such other principal amount as shall be set forth in the Schedule of Increases or Decreases attached hereto,] at the office of the Company designated for such purpose in The City of New York, on February 1, 2009 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon semi-annually in arrears on each February 1 and August 1 of each year (each such date, an “ Interest Payment Date ”), commencing on February 1, 2006, at the rate of 6.375% per annum from, and including, August 1, 2005 (or from and including the next most recent date to which interest has been paid or duly provided for) to, but excluding, the date on which the principal hereof has been paid or made available for payment.

The amount of interest so payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any Interest Payment Date is not a Business Day, then payment of the interest or principal payable on such date will be made on the next succeeding day which is a Business Day and no interest shall accrue in respect of the amounts which payment is so delayed for the period from and after such Interest Payment Date, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

Payments of the principal of and interest on the 6.375% Senior Notes due 2009 (hereinafter called the “ 6.375% Notes ”) shall be made at the office of the Company designated for such purpose in The City of New York; provided that, unless this 6.375% Note is a 6.375% Note issued in global form (“ Global Security ”), interest may be paid, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least five Business Days prior to the date for payment by the Person entitled thereto. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, as provided in the Indenture, as hereinafter defined, shall be paid to the Person in whose name this 6.375% Note (or one or more Predecessor Securities) shall have been registered at the close of business on the Regular Record Date with respect to such Interest Payment Date, provided that interest payable on the Stated Maturity shall be paid to the Person to whom principal is paid. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid as provided in said Indenture.

Reference is hereby made to the further provisions of this 6.375% Note set forth herein, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this 6.375% Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

(Signature Page Follows)

Exhibit A-6

IN WITNESS WHEREOF, EL PASO CORPORATION has caused this instrument to be executed in its corporate name by the signature of its duly authorized officer.

EL PASO CORPORATION

By:

Name:

Title:

DATED:

Exhibit A-6

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the 6.375% Senior Notes due 2009 referred to in the within-mentioned Indenture.

HSBC BANK USA, NATIONAL ASSOCIATION

as Trustee

By:

Authorized Signatory

Exhibit A-6

[REVERSE OF 6.375% SENIOR NOTE DUE 2009]

EL PASO CORPORATION

6.375% Senior Note due 2009

This note is one of a duly authorized issue of securities of the Company (the “ Securities ”), issued and to be issued in one or more series under an Indenture, dated as of May 10, 1999 (the “ Original Indenture ”), as previously supplemented and as further supplemented by a Tenth Supplemental indenture, dated as of December 28, 2005 (the “ Supplemental Indenture ,” and the Original Indenture, as so supplemented, the “ Indenture ”), between the Company and HSBC Bank USA, National Association, a national banking association, as successor-in-interest to JPMorgan Chase Bank (formerly The Chase Manhattan Bank), as trustee (the “ Trustee ,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which the Securities are, and are to be, authenticated and delivered. This note is one of the notes in a series designated as 6.375% Senior Notes due 2009 of the Company (hereinafter called the “ 6.375% Notes ”), issued under the Original Indenture, which 6.375% Notes are limited in aggregate principal amount to $200,000,000.

Except as provided in Sections 1006 and 1007 of the Original Indenture, neither the Indenture nor the 6.375% Notes limit or otherwise restrict the amount of indebtedness which may be incurred or other securities which may be issued by the Company. The 6.375% Notes issued under the Indenture are direct, unsecured obligations of the Company and will mature on February 1, 2009. The 6.375% Notes rank on parity with all other unsecured, unsubordinated indebtedness of the Company.

The 6.375% Notes will bear interest as set forth on the face hereof.

The 6.375% Notes are not redeemable prior to their Stated Maturity.

The 6.375% Notes are not entitled to any sinking fund.

If an Event of Default with respect to the 6.375% Notes shall occur and be continuing, the principal of the 6.375% Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series to be affected (voting as one class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of all affected series (voting as one class), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. The Indenture permits, with certain exceptions as therein provided, the Holders of a majority in aggregate principal amount of Securities of any series then Outstanding to waive past defaults under the Indenture with respect to such series and their consequences. Any such consent or waiver by the Holder of this 6.375% Note shall be conclusive and binding upon such Holder and upon all future Holders of this 6.375% Note and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 6.375% Note.

As provided in and subject to the provisions of the Indenture, the Holder of this 6.375% Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this 6.375% Note for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this 6.375% Note or of the Indenture shall alter or impair the obligation of the Company, which are absolute and unconditional, to pay the principal of, and premium, if any, and interest on this 6.375% Note at the times, place(s) and rates, and in the coin or currency, herein prescribed.

[If a Global Security, insert - The holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders hereof for any purpose under the Indenture.]

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 6.375% Note is registrable in the Security Register, upon surrender of this 6.375% Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for a like aggregate principal amount, will be issued to the designated transferee or transferees.

The 6.375% Notes are issuable only in registered forms without coupons, in minimum denominations of $1,000 or any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or other similar governmental charge payable in connection therewith.

Prior to due presentment of this 6.375% Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this 6.375% Note is registered as the owner hereof for all purposes, whether or not this 6.375% Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of or contained in the Indenture or of or contained in any Security, or for any claim based thereon or otherwise in respect thereof, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment, penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released by the acceptance hereof and as a condition of, and as part of the consideration for, the Securities and the execution of the Indenture.

THIS 6.375% NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Except as otherwise expressly provided herein, all terms used in this 6.375% Note but not otherwise defined herein shall have the meanings assigned to them in the Indenture.

[If a Transfer Restricted Security, insert—The Holder of this 6.375% Note is entitled to the benefits of the Registration Rights Agreement, dated as of December 28, 2005 (the “ Registration Rights Agreement “), by and among the Company and the Dealer Managers named therein, and such Holders shall also have certain obligations to indemnify the Company under certain circumstances, all as more fully set forth in the Registration Rights Agreement.]

Exhibit A-6

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto                     (Please Print or Typewrite Name and Address of Assignee) the within instrument of EL PASO CORPORATION and does hereby irrevocably constitute and appoint                     Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises.

Please Insert Social Security or

Other Identifying Number of Assignee:

Dated:

(Signature)

Signature	Guarantee:

(Participant in a Recognized Signature

Guaranty Medallion Program)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

Exhibit A-6

EXCHANGE/TRANSFER CERTIFICATE

Re: 6.375% Senior Notes due 2009 of El Paso Corporation (the “6.375% Notes”).

This Exchange/Transfer Certificate relates to $        principal amount of 6.375% Notes held by             (the “ Transferor ”).

The Transferor has requested the Security Registrar by written order to exchange or register the transfer of a 6.375% Note or 6.375% Notes.

In connection with such request and in respect of each such 6.375% Note, the Transferor does hereby certify that the Transferor is familiar with the Indenture relating to the above-captioned 6.375% Notes and that the transfer of this 6.375% Note does not require registration under the Securities Act (as defined below) because:**

☐ Such 6.375% Note is being acquired for the Transferor’s own account without transfer.

☐ Such 6.375% Note is being transferred (i) to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “ Securities Act ”)), in accordance with Rule 144A under the Securities Act or (ii) pursuant to an exemption from registration in accordance with Rule 904 of Regulation S under the Securities Act (and in the case of clause (ii), based upon an opinion of counsel if the Company or the Trustee so requests, together with a certification in substantially the form of the Regulation S Certificate included in such 6.375% Note).

☐ Such 6.375% Note is being transferred (i) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests) or (ii) pursuant to an effective registration statement under the Securities Act.

☐ Such 6.375% Note is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests).

[INSERT NAME OF TRANSFEROR]

By:
Name:
Title:
Address:

Date:

**Check appropriate box.

Exhibit A-6

REGULATION S CERTIFICATE

            ,

HSBC BANK USA, NATIONAL ASSOCIATION, as Security Registrar

452 Fifth Avenue

New York, New York 10018

Attention: Corporate Trust and Loan Agency

Ladies and Gentlemen:

In connection with our proposed sale of $        principal amount of 6.375% Senior Notes due 2009 (the “ 6.375% Notes ”) of El Paso Corporation (the “ Company ”), we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended (the “ Securities Act ”), and, accordingly, we represent that:

(i)	the offer of the 6.375% Notes was not made to a person in the United States of America;

(ii)	at the time the buy order was originated, the transferee was outside the United States of America or we and any person acting on our behalf reasonably believed that the transferee was outside the United States of America;

(iii)	no directed selling efforts have been made by us in contravention of Rule 903 or Rule 904 of Regulation S under the Securities Act, as applicable;

(iv)	the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(v)	if the proposed transfer is being made prior to the expiration of the 40-day distribution compliance period as set forth in Regulation S, the transfer is not being made to, or for the benefit or account of, a U.S. Person (other than a distributor).

You, the Trustee and the Company are entitled to rely upon this Regulation S Certificate and you are irrevocably authorized to produce this Regulation S Certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used but not defined in this Regulation S Certificate have the meanings set forth in Regulation S under the Securities Act.

Very truly yours,

[Name]

By:
Name:
Title:
Address:

Exhibit A-6

[If a Global Security, insert as a separate page—

SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Depositary]

Exhibit A-6

EXHIBIT A-7

[FORM OF FACE OF 7.75% SENIOR NOTE DUE 2010]

[If a Global Security, insert—THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]

[If a Global Security, insert—UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[If a Transfer Restricted Security, insert—THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

(1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”) OR (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,

(2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(D) OR (2)(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT

THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT.]

CUSIP No.

ISIN No.

No.:	$

EL PASO CORPORATION

7.75% Senior Note due 2010

El Paso Corporation, a corporation duly organized and existing under the laws of Delaware (the “ Company ,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [                    ] [ if a Global Security, insert - Cede & Co., as nominee for The Depository Trust Company] or its registered assigns, the principal sum of                     United States Dollars [ if a Global Security, insert - , or such other principal amount as shall be set forth in the Schedule of Increases or Decreases attached hereto,] at the office of the Company designated for such purpose in The City of New York, on June 15, 2010 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon semi-annually in arrears on each June 15 and December 15 of each year (each such date, an “ Interest Payment Date ”), commencing on June 15, 2006, at the rate of 7.75% per annum from, and including, December 15, 2005 (or from and including the next most recent date to which interest has been paid or duly provided for) to, but excluding, the date on which the principal hereof has been paid or made available for payment.

The amount of interest so payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any Interest Payment Date is not a Business Day, then payment of the interest or principal payable on such date will be made on the next succeeding day which is a Business Day and no interest shall accrue in respect of the amounts which payment is so delayed for the period from and after such Interest Payment Date, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

Payments of the principal of and interest on the 7.75% Senior Notes due 2010 (hereinafter called the “ 7.75% Notes ”) shall be made at the office of the Company designated for such purpose in The City of New York; provided that, unless this 7.75% Note is a 7.75% Note issued in global form (“ Global Security ”), interest may be paid, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least five Business Days prior to the date for payment by the Person entitled thereto. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, as provided in the Indenture, as hereinafter defined, shall be paid to the Person in whose name this 7.75% Note (or one or more Predecessor Securities) shall have been registered at the close of business on the Regular Record Date with respect to such Interest Payment Date, provided that interest payable on the Stated Maturity shall be paid to the Person to whom principal is paid. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid as provided in said Indenture.

Reference is hereby made to the further provisions of this 7.75% Note set forth herein, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this 7.75% Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

(Signature Page Follows)

Exhibit A-7

IN WITNESS WHEREOF, EL PASO CORPORATION has caused this instrument to be executed in its corporate name by the signature of its duly authorized officer.

EL PASO CORPORATION

By:

Name:

Title:

DATED:

Exhibit A-7

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the 7.75% Senior Notes due 2010 referred to in the within-mentioned Indenture.

HSBC BANK USA, NATIONAL ASSOCIATION

as Trustee

By:

Authorized Signatory

Exhibit A-7

[REVERSE OF 7.75% SENIOR NOTE DUE 2010]

EL PASO CORPORATION

7.75% Senior Note due 2010

This note is one of a duly authorized issue of securities of the Company (the “ Securities ”), issued and to be issued in one or more series under an Indenture, dated as of May 10, 1999 (the “ Original Indenture ”), as previously supplemented and as further supplemented by a Tenth Supplemental indenture, dated as of December 28, 2005 (the “ Supplemental Indenture ,” and the Original Indenture, as so supplemented, the “ Indenture ”), between the Company and HSBC Bank USA, National Association, a national banking association, as successor-in-interest to JPMorgan Chase Bank (formerly The Chase Manhattan Bank), as trustee (the “ Trustee ,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which the Securities are, and are to be, authenticated and delivered. This note is one of the notes in a series designated as 7.75% Senior Notes due 2010 of the Company (hereinafter called the “ 7.75% Notes ”), issued under the Original Indenture, which 7.75% Notes are limited in aggregate principal amount to $400,000,000.

Except as provided in Sections 1006 and 1007 of the Original Indenture, neither the Indenture nor the 7.75% Notes limit or otherwise restrict the amount of indebtedness which may be incurred or other securities which may be issued by the Company. The 7.75% Notes issued under the Indenture are direct, unsecured obligations of the Company and will mature on June 15, 2010. The 7.75% Notes rank on parity with all other unsecured, unsubordinated indebtedness of the Company.

The 7.75% Notes will bear interest as set forth on the face hereof.

The 7.75% Notes are not redeemable prior to their Stated Maturity.

The 7.75% Notes are not entitled to any sinking fund.

If an Event of Default with respect to the 7.75% Notes shall occur and be continuing, the principal of the 7.75% Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series to be affected (voting as one class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of all affected series (voting as one class), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. The Indenture permits, with certain exceptions as therein provided, the Holders of a majority in aggregate principal amount of Securities of any series then Outstanding to waive past defaults under the Indenture with respect to such series and their consequences. Any such consent or waiver by the Holder of this 7.75% Note shall be conclusive and binding upon such Holder and upon all future Holders of this 7.75% Note and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 7.75% Note.

As provided in and subject to the provisions of the Indenture, the Holder of this 7.75% Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this 7.75% Note for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this 7.75% Note or of the Indenture shall alter or impair the obligation of the Company, which are absolute and unconditional, to pay the principal of, and premium, if any, and interest on this 7.75% Note at the times, place(s) and rates, and in the coin or currency, herein prescribed.

[If a Global Security, insert - The holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders hereof for any purpose under the Indenture.]

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 7.75% Note is registrable in the Security Register, upon surrender of this 7.75% Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for a like aggregate principal amount, will be issued to the designated transferee or transferees.

The 7.75% Notes are issuable only in registered forms without coupons, in minimum denominations of $1,000 or any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or other similar governmental charge payable in connection therewith.

Prior to due presentment of this 7.75% Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this 7.75% Note is registered as the owner hereof for all purposes, whether or not this 7.75% Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of or contained in the Indenture or of or contained in any Security, or for any claim based thereon or otherwise in respect thereof, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment, penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released by the acceptance hereof and as a condition of, and as part of the consideration for, the Securities and the execution of the Indenture.

THIS 7.75% NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Except as otherwise expressly provided herein, all terms used in this 7.75% Note but not otherwise defined herein shall have the meanings assigned to them in the Indenture.

[If a Transfer Restricted Security, insert—The Holder of this 7.75% Note is entitled to the benefits of the Registration Rights Agreement, dated as of December 28, 2005 (the “ Registration Rights Agreement ”), by and among the Company and the Dealer Managers named therein, and such Holders shall also have certain obligations to indemnify the Company under certain circumstances, all as more fully set forth in the Registration Rights Agreement.]

Exhibit A-7

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto                     (Please Print or Typewrite Name and Address of Assignee) the within instrument of EL PASO CORPORATION and does hereby irrevocably constitute and appoint                     Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises.

Please Insert Social Security or

Other Identifying Number of Assignee:

Dated:

(Signature)

Signature	Guarantee:

(Participant in a Recognized Signature

Guaranty Medallion Program)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

Exhibit A-7

EXCHANGE/TRANSFER CERTIFICATE

Re: 7.75% Senior Notes due 2010 of El Paso Corporation (the “7.75% Notes”).

This Exchange/Transfer Certificate relates to $         principal amount of 7.75% Notes held by                     (the “ Transferor ”).

The Transferor has requested the Security Registrar by written order to exchange or register the transfer of a 7.75% Note or 7.75% Notes.

In connection with such request and in respect of each such 7.75% Note, the Transferor does hereby certify that the Transferor is familiar with the Indenture relating to the above-captioned 7.75% Notes and that the transfer of this 7.75% Note does not require registration under the Securities Act (as defined below) because:**

☐ Such 7.75% Note is being acquired for the Transferor’s own account without transfer.

☐ Such 7.75% Note is being transferred (i) to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “ Securities Act ”)), in accordance with Rule 144A under the Securities Act or (ii) pursuant to an exemption from registration in accordance with Rule 904 of Regulation S under the Securities Act (and in the case of clause (ii), based upon an opinion of counsel if the Company or the Trustee so requests, together with a certification in substantially the form of the Regulation S Certificate included in such 7.75% Note).

☐ Such 7.75% Note is being transferred (i) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests) or (ii) pursuant to an effective registration statement under the Securities Act.

☐ Such 7.75% Note is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests).

[INSERT NAME OF TRANSFEROR]

By:
Name:
Title:
Address:

Date:

**Check appropriate box.

Exhibit A-7,

REGULATION S CERTIFICATE

            ,

HSBC BANK USA, NATIONAL ASSOCIATION, as Security Registrar

452 Fifth Avenue

New York, New York 10018

Attention: Corporate Trust and Loan Agency

Ladies and Gentlemen:

In connection with our proposed sale of $        principal amount of 7.75% Senior Notes due 2010 (the “ 7.75% Notes ”) of El Paso Corporation (the “ Company ”), we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended (the “ Securities Act ”), and, accordingly, we represent that:

(i)	the offer of the 7.75% Notes was not made to a person in the United States of America;

(ii)	at the time the buy order was originated, the transferee was outside the United States of America or we and any person acting on our behalf reasonably believed that the transferee was outside the United States of America;

(iii)	no directed selling efforts have been made by us in contravention of Rule 903 or Rule 904 of Regulation S under the Securities Act, as applicable;

(iv)	the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(v)	if the proposed transfer is being made prior to the expiration of the 40-day distribution compliance period as set forth in Regulation S, the transfer is not being made to, or for the benefit or account of, a U.S. Person (other than a distributor).

You, the Trustee and the Company are entitled to rely upon this Regulation S Certificate and you are irrevocably authorized to produce this Regulation S Certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used but not defined in this Regulation S Certificate have the meanings set forth in Regulation S under the Securities Act.

Very truly yours,

[Name]

By:
Name:
Title:
Address:

Exhibit A-7

[If a Global Security, insert as a separate page—

SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Depositary]

Exhibit A-7

EXHIBIT A-8

[FORM OF FACE OF 6.50% SENIOR NOTE DUE 2008]

[If a Global Security, insert—THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]

[If a Global Security, insert—UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[If a Transfer Restricted Security, insert—THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

(1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”) OR (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,

(2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(D) OR (2)(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT

THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT.]

CUSIP No.

ISIN No.

No.:	$

EL PASO CORPORATION

6.50% Senior Note due 2008

El Paso Corporation, a corporation duly organized and existing under the laws of Delaware (the “ Company ,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [                    ] [ if a Global Security, insert - Cede & Co., as nominee for The Depository Trust Company] or its registered assigns, the principal sum of                     United States Dollars [ if a Global Security, insert - , or such other principal amount as shall be set forth in the Schedule of Increases or Decreases attached hereto,] at the office of the Company designated for such purpose in The City of New York, on June 1, 2008 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon semi-annually in arrears on each June 1 and December 1 of each year (each such date, an “ Interest Payment Date ”), commencing on June 1, 2006, at the rate of 6.50% per annum from, and including, December 1, 2005 (or from and including the next most recent date to which interest has been paid or duly provided for) to, but excluding, the date on which the principal hereof has been paid or made available for payment.

The amount of interest so payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any Interest Payment Date is not a Business Day, then payment of the interest or principal payable on such date will be made on the next succeeding day which is a Business Day and no interest shall accrue in respect of the amounts which payment is so delayed for the period from and after such Interest Payment Date, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

Payments of the principal of and interest on the 6.05% Senior Notes due 2008 (hereinafter called the “ 6.50% Notes ”) shall be made at the office of the Company designated for such purpose in The City of New York; provided that, unless this 6.50% Note is a 6.50% Note issued in global form (“ Global Security ”), interest may be paid, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least five Business Days prior to the date for payment by the Person entitled thereto. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, as provided in the Indenture, as hereinafter defined, shall be paid to the Person in whose name this 6.50% Note (or one or more Predecessor Securities) shall have been registered at the close of business on the Regular Record Date with respect to such Interest Payment Date, provided that interest payable on the Stated Maturity shall be paid to the Person to whom principal is paid. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid as provided in said Indenture.

Reference is hereby made to the further provisions of this 6.50% Note set forth herein, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this 6.50% Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

(Signature Page Follows)

Exhibit A-8

IN WITNESS WHEREOF, EL PASO CORPORATION has caused this instrument to be executed in its corporate name by the signature of its duly authorized officer.

EL PASO CORPORATION

By:

Name:

Title:

DATED:

Exhibit A-8

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the 6.50% Senior Notes due 2008 referred to in the within-mentioned Indenture.

HSBC BANK USA, NATIONAL ASSOCIATION

as Trustee

By:

Authorized Signatory

Exhibit A-8

[REVERSE OF 6.50% SENIOR NOTE DUE 2008]

EL PASO CORPORATION

6.50% Senior Note due 2008

This note is one of a duly authorized issue of securities of the Company (the “ Securities ”), issued and to be issued in one or more series under an Indenture, dated as of May 10, 1999 (the “ Original Indenture ”), as previously supplemented and as further supplemented by a Tenth Supplemental indenture, dated as of December 28, 2005 (the “ Supplemental Indenture ,” and the Original Indenture, as so supplemented, the “ Indenture ”), between the Company and HSBC Bank USA, National Association, a national banking association, as successor-in-interest to JPMorgan Chase Bank (formerly The Chase Manhattan Bank), as trustee (the “ Trustee ,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which the Securities are, and are to be, authenticated and delivered. This note is one of the notes in a series designated as 6.50% Senior Notes due 2008 of the Company (hereinafter called the “ 6.50% Notes ”), issued under the Original Indenture, which 6.50% Notes are limited in aggregate principal amount to $200,000,000.

Except as provided in Sections 1006 and 1007 of the Original Indenture, neither the Indenture nor the 6.50% Notes limit or otherwise restrict the amount of indebtedness which may be incurred or other securities which may be issued by the Company. The 6.50% Notes issued under the Indenture are direct, unsecured obligations of the Company and will mature on June 1, 2008. The 6.50% Notes rank on parity with all other unsecured, unsubordinated indebtedness of the Company.

The 6.50% Notes will bear interest as set forth on the face hereof.

The 6.50% Notes are not redeemable prior to their Stated Maturity.

The 6.50% Notes are not entitled to any sinking fund.

If an Event of Default with respect to the 6.50% Notes shall occur and be continuing, the principal of the 6.50% Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series to be affected (voting as one class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of all affected series (voting as one class), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. The Indenture permits, with certain exceptions as therein provided, the Holders of a majority in aggregate principal amount of Securities of any series then Outstanding to waive past defaults under the Indenture with respect to such series and their consequences. Any such consent or waiver by the Holder of this 6.50% Note shall be conclusive and binding upon such Holder and upon all future Holders of this 6.50% Note and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 6.50% Note.

As provided in and subject to the provisions of the Indenture, the Holder of this 6.50% Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this 6.50% Note for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this 6.50% Note or of the Indenture shall alter or impair the obligation of the Company, which are absolute and unconditional, to pay the principal of, and premium, if any, and interest on this 6.50% Note at the times, place(s) and rates, and in the coin or currency, herein prescribed.

[If a Global Security, insert - The holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders hereof for any purpose under the Indenture.]

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 6.50% Note is registrable in the Security Register, upon surrender of this 6.50% Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for a like aggregate principal amount, will be issued to the designated transferee or transferees.

The 6.50% Notes are issuable only in registered forms without coupons, in minimum denominations of $1,000 or any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or other similar governmental charge payable in connection therewith.

Prior to due presentment of this 6.50% Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this 6.50% Note is registered as the owner hereof for all purposes, whether or not this 6.50% Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of or contained in the Indenture or of or contained in any Security, or for any claim based thereon or otherwise in respect thereof, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment, penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released by the acceptance hereof and as a condition of, and as part of the consideration for, the Securities and the execution of the Indenture.

THIS 6.50% NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Except as otherwise expressly provided herein, all terms used in this 6.50% Note but not otherwise defined herein shall have the meanings assigned to them in the Indenture.

[If a Transfer Restricted Security, insert—The Holder of this 6.50% Note is entitled to the benefits of the Registration Rights Agreement, dated as of December 28, 2005 (the “ Registration Rights Agreement ”), by and among the Company and the Dealer Managers named therein, and such Holders shall also have certain obligations to indemnify the Company under certain circumstances, all as more fully set forth in the Registration Rights Agreement.]

Exhibit A-8

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto                      (Please Print or Typewrite Name and Address of Assignee) the within instrument of EL PASO CORPORATION and does hereby irrevocably constitute and appoint                      Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises.

Please Insert Social Security or

Other Identifying Number of Assignee:

Dated:

(Signature)

Signature	Guarantee:

(Participant in a Recognized Signature

Guaranty Medallion Program)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

Exhibit A-8

EXCHANGE/TRANSFER CERTIFICATE

Re: 6.50% Senior Notes due 2008 of El Paso Corporation (the “6.50% Notes”).

This Exchange/Transfer Certificate relates to $         principal amount of 6.50% Notes held by                     (the “ Transferor ”).

The Transferor has requested the Security Registrar by written order to exchange or register the transfer of a 6.50% Note or 6.50% Notes.

In connection with such request and in respect of each such 6.50% Note, the Transferor does hereby certify that the Transferor is familiar with the Indenture relating to the above-captioned 6.50% Notes and that the transfer of this 6.50% Note does not require registration under the Securities Act (as defined below) because:**

☐ Such 6.50% Note is being acquired for the Transferor’s own account without transfer.

☐ Such 6.50% Note is being transferred (i) to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “ Securities Act ”)), in accordance with Rule 144A under the Securities Act or (ii) pursuant to an exemption from registration in accordance with Rule 904 of Regulation S under the Securities Act (and in the case of clause (ii), based upon an opinion of counsel if the Company or the Trustee so requests, together with a certification in substantially the form of the Regulation S Certificate included in such 6.50% Note).

☐ Such 6.50% Note is being transferred (i) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests) or (ii) pursuant to an effective registration statement under the Securities Act.

☐ Such 6.50% Note is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests).

[INSERT NAME OF TRANSFEROR]

By:
Name:
Title:
Address:

Date:

**Check appropriate box.

Exhibit A-8

REGULATION S CERTIFICATE

,

HSBC BANK USA, NATIONAL ASSOCIATION, as Security Registrar

452 Fifth Avenue

New York, New York 10018

Attention: Corporate Trust and Loan Agency

Ladies and Gentlemen:

In connection with our proposed sale of $            principal amount of 6.50% Senior Notes due 2008 (the “ 6.50% Notes ”) of El Paso Corporation (the “ Company ”), we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended (the “ Securities Act ”), and, accordingly, we represent that:

(i)	the offer of the 6.50% Notes was not made to a person in the United States of America;

(ii)	at the time the buy order was originated, the transferee was outside the United States of America or we and any person acting on our behalf reasonably believed that the transferee was outside the United States of America;

(iii)	no directed selling efforts have been made by us in contravention of Rule 903 or Rule 904 of Regulation S under the Securities Act, as applicable;

(iv)	the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(v)	if the proposed transfer is being made prior to the expiration of the 40-day distribution compliance period as set forth in Regulation S, the transfer is not being made to, or for the benefit or account of, a U.S. Person (other than a distributor).

You, the Trustee and the Company are entitled to rely upon this Regulation S Certificate and you are irrevocably authorized to produce this Regulation S Certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used but not defined in this Regulation S Certificate have the meanings set forth in Regulation S under the Securities Act.

Very truly yours,

[Name]

By:
Name:
Title:
Address:

Exhibit A-8

[If a Global Security, insert as a separate page—

SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Depositary]

Exhibit A-8

EXHIBIT A-9

[FORM OF FACE OF 7.625% SENIOR NOTE DUE 2008]

[If a Global Security, insert—THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]

[If a Global Security, insert—UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[If a Transfer Restricted Security, insert—THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

(1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”) OR (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,

(2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(D) OR (2)(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT

THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT.]

CUSIP No.

ISIN No.

No.:	$

EL PASO CORPORATION

7.625% Senior Note due 2008

El Paso Corporation, a corporation duly organized and existing under the laws of Delaware (the “ Company ,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [                    ] [ if a Global Security, insert - Cede & Co., as nominee for The Depository Trust Company] or its registered assigns, the principal sum of                      United States Dollars [ if a Global Security, insert - , or such other principal amount as shall be set forth in the Schedule of Increases or Decreases attached hereto,] at the office of the Company designated for such purpose in The City of New York, on September 1, 2008 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon semi-annually in arrears on each March 1 and September 1 of each year (each such date, an “ Interest Payment Date ”), commencing on March 1, 2006, at the rate of 7.625% per annum from, and including, September 1, 2005 (or from and including the next most recent date to which interest has been paid or duly provided for) to, but excluding, the date on which the principal hereof has been paid or made available for payment.

The amount of interest so payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any Interest Payment Date is not a Business Day, then payment of the interest or principal payable on such date will be made on the next succeeding day which is a Business Day and no interest shall accrue in respect of the amounts which payment is so delayed for the period from and after such Interest Payment Date, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

Payments of the principal of and interest on the 7.625% Senior Notes due 2008 (hereinafter called the “ 7.625% Notes ”) shall be made at the office of the Company designated for such purpose in The City of New York; provided that, unless this 7.625% Note is a 7.625% Note issued in global form (“ Global Security ”), interest may be paid, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least five Business Days prior to the date for payment by the Person entitled thereto. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, as provided in the Indenture, as hereinafter defined, shall be paid to the Person in whose name this 7.625% Note (or one or more Predecessor Securities) shall have been registered at the close of business on the Regular Record Date with respect to such Interest Payment Date, provided that interest payable on the Stated Maturity shall be paid to the Person to whom principal is paid. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid as provided in said Indenture.

Reference is hereby made to the further provisions of this 7.625% Note set forth herein, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this 7.625% Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

(Signature Page Follows)

Exhibit A-9

IN WITNESS WHEREOF, EL PASO CORPORATION has caused this instrument to be executed in its corporate name by the signature of its duly authorized officer.

EL PASO CORPORATION

By:

Name:

Title:

DATED:

Exhibit A-9

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the 7.625% Senior Notes due 2008 referred to in the within-mentioned Indenture.

HSBC BANK USA, NATIONAL ASSOCIATION

as Trustee

By:

Authorized Signatory

Exhibit A-9

[REVERSE OF 7.625% SENIOR NOTE DUE 2008]

EL PASO CORPORATION

7.625% Senior Note due 2008

This note is one of a duly authorized issue of securities of the Company (the “ Securities ”), issued and to be issued in one or more series under an Indenture, dated as of May 10, 1999 (the “ Original Indenture ”), as previously supplemented and as further supplemented by a Tenth Supplemental indenture, dated as of December 28, 2005 (the “ Supplemental Indenture ,” and the Original Indenture, as so supplemented, the “ Indenture ”), between the Company and HSBC Bank USA, National Association, a national banking association, as successor-in-interest to JPMorgan Chase Bank (formerly The Chase Manhattan Bank), as trustee (the “ Trustee ,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which the Securities are, and are to be, authenticated and delivered. This note is one of the notes in a series designated as 7.625% Senior Notes due 2008 of the Company (hereinafter called the “ 7.625% Notes ”), issued under the Original Indenture, which 7.625% Notes are limited in aggregate principal amount to $215,000,000.

Except as provided in Sections 1006 and 1007 of the Original Indenture, neither the Indenture nor the 7.625% Notes limit or otherwise restrict the amount of indebtedness which may be incurred or other securities which may be issued by the Company. The 7.625% Notes issued under the Indenture are direct, unsecured obligations of the Company and will mature on September 1, 2008. The 7.625% Notes rank on parity with all other unsecured, unsubordinated indebtedness of the Company.

The 7.625% Notes will bear interest as set forth on the face hereof.

The 7.625% Notes are not redeemable prior to their Stated Maturity.

The 7.625% Notes are not entitled to any sinking fund.

If an Event of Default with respect to the 7.625% Notes shall occur and be continuing, the principal of the 7.625% Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series to be affected (voting as one class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of all affected series (voting as one class), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. The Indenture permits, with certain exceptions as therein provided, the Holders of a majority in aggregate principal amount of Securities of any series then Outstanding to waive past defaults under the Indenture with respect to such series and their consequences. Any such consent or waiver by the Holder of this 7.625% Note shall be conclusive and binding upon such Holder and upon all future Holders of this 7.625% Note and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 7.625% Note.

As provided in and subject to the provisions of the Indenture, the Holder of this 7.625% Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this 7.625% Note for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this 7.625% Note or of the Indenture shall alter or impair the obligation of the Company, which are absolute and unconditional, to pay the principal of, and premium, if any, and interest on this 7.625% Note at the times, place(s) and rates, and in the coin or currency, herein prescribed.

[If a Global Security, insert - The holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders hereof for any purpose under the Indenture.]

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 7.625% Note is registrable in the Security Register, upon surrender of this 7.625% Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for a like aggregate principal amount, will be issued to the designated transferee or transferees.

The 7.625% Notes are issuable only in registered forms without coupons, in minimum denominations of $1,000 or any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or other similar governmental charge payable in connection therewith.

Prior to due presentment of this 7.625% Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this 7.625% Note is registered as the owner hereof for all purposes, whether or not this 7.625% Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of or contained in the Indenture or of or contained in any Security, or for any claim based thereon or otherwise in respect thereof, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment, penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released by the acceptance hereof and as a condition of, and as part of the consideration for, the Securities and the execution of the Indenture.

THIS 7.625% NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Except as otherwise expressly provided herein, all terms used in this 7.625% Note but not otherwise defined herein shall have the meanings assigned to them in the Indenture.

[If a Transfer Restricted Security, insert—The Holder of this 7.625% Note is entitled to the benefits of the Registration Rights Agreement, dated as of December 28, 2005 (the “ Registration Rights Agreement ”), by and among the Company and the Dealer Managers named therein, and such Holders shall also have certain obligations to indemnify the Company under certain circumstances, all as more fully set forth in the Registration Rights Agreement.]

Exhibit A-9

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto                     (Please Print or Typewrite Name and Address of Assignee) the within instrument of EL PASO CORPORATION and does hereby irrevocably constitute and appoint                     Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises.

Please Insert Social Security or

Other Identifying Number of Assignee:

Dated:

(Signature)

Signature	Guarantee:

(Participant in a Recognized Signature

Guaranty Medallion Program)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

Exhibit A-9

EXCHANGE/TRANSFER CERTIFICATE

Re: 7.625% Senior Notes due 2008 of El Paso Corporation (the “7.625% Notes”).

This Exchange/Transfer Certificate relates to $            principal amount of 7.625% Notes held by             (the “ Transferor “).

The Transferor has requested the Security Registrar by written order to exchange or register the transfer of a 7.625% Note or 7.625% Notes.

In connection with such request and in respect of each such 7.625% Note, the Transferor does hereby certify that the Transferor is familiar with the Indenture relating to the above-captioned 7.625% Notes and that the transfer of this 7.625% Note does not require registration under the Securities Act (as defined below) because:**

☐ Such 7.625% Note is being acquired for the Transferor’s own account without transfer.

☐ Such 7.625% Note is being transferred (i) to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “ Securities Act “)), in accordance with Rule 144A under the Securities Act or (ii) pursuant to an exemption from registration in accordance with Rule 904 of Regulation S under the Securities Act (and in the case of clause (ii), based upon an opinion of counsel if the Company or the Trustee so requests, together with a certification in substantially the form of the Regulation S Certificate included in such 7.625% Note).

☐ Such 7.625% Note is being transferred (i) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests) or (ii) pursuant to an effective registration statement under the Securities Act.

☐ Such 7.625% Note is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests).

[INSERT NAME OF TRANSFEROR]

By:
Name:
Title:
Address:

Date:

**Check appropriate box.

Exhibit A-9

REGULATION S CERTIFICATE

            ,

HSBC BANK USA, NATIONAL ASSOCIATION, as Security Registrar

452 Fifth Avenue

New York, New York 10018

Attention: Corporate Trust and Loan Agency

Ladies and Gentlemen:

In connection with our proposed sale of $            principal amount of 7.625% Senior Notes due 2008 (the “ 7.625% Notes ”) of El Paso Corporation (the “ Company ”), we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended (the “ Securities Act ”), and, accordingly, we represent that:

(i)	the offer of the 7.625% Notes was not made to a person in the United States of America;

(ii)	at the time the buy order was originated, the transferee was outside the United States of America or we and any person acting on our behalf reasonably believed that the transferee was outside the United States of America;

(iii)	no directed selling efforts have been made by us in contravention of Rule 903 or Rule 904 of Regulation S under the Securities Act, as applicable;

(iv)	the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(v)	if the proposed transfer is being made prior to the expiration of the 40-day distribution compliance period as set forth in Regulation S, the transfer is not being made to, or for the benefit or account of, a U.S. Person (other than a distributor).

You, the Trustee and the Company are entitled to rely upon this Regulation S Certificate and you are irrevocably authorized to produce this Regulation S Certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used but not defined in this Regulation S Certificate have the meanings set forth in Regulation S under the Securities Act.

Very truly yours,

[Name]

By:
Name:
Title:
Address:

Exhibit A-9

[If a Global Security, insert as a separate page—

SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Depositary]

Exhibit A-9

EXHIBIT A-10

[FORM OF FACE OF 6.50% SENIOR NOTE DUE 2006]

[If a Global Security, insert—THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]

[If a Global Security, insert—UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[If a Transfer Restricted Security, insert—THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

(1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”) OR (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,

(2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(D) OR (2)(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT

THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT.]

CUSIP No.

ISIN No.

No.:	$

EL PASO CORPORATION

6.50% Senior Note due 2006

El Paso Corporation, a corporation duly organized and existing under the laws of Delaware (the “ Company ,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [                    ] [ if a Global Security, insert - Cede & Co., as nominee for The Depository Trust Company] or its registered assigns, the principal sum of                     United States Dollars [ if a Global Security, insert -     , or such other principal amount as shall be set forth in the Schedule of Increases or Decreases attached hereto,] at the office of the Company designated for such purpose in The City of New York, on May 15, 2006 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon semi-annually in arrears on each May 15 and November 15 of each year (each such date, an “ Interest Payment Date ”), commencing on May 15, 2006, at the rate of 6.50% per annum from, and including, November 15, 2005 (or from and including the next most recent date to which interest has been paid or duly provided for) to, but excluding, the date on which the principal hereof has been paid or made available for payment.

The amount of interest so payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any Interest Payment Date is not a Business Day, then payment of the interest or principal payable on such date will be made on the next succeeding day which is a Business Day and no interest shall accrue in respect of the amounts which payment is so delayed for the period from and after such Interest Payment Date, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

Payments of the principal of and interest on the 6.50% Senior Notes due 2006 (hereinafter called the “ 6.50% Notes ”) shall be made at the office of the Company designated for such purpose in The City of New York; provided that, unless this 6.50% Note is a 6.50% Note issued in global form (“ Global Security ”), interest may be paid, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least five Business Days prior to the date for payment by the Person entitled thereto. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, as provided in the Indenture, as hereinafter defined, shall be paid to the Person in whose name this 6.50% Note (or one or more Predecessor Securities) shall have been registered at the close of business on the Regular Record Date with respect to such Interest Payment Date, provided that interest payable on the Stated Maturity shall be paid to the Person to whom principal is paid. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid as provided in said Indenture.

Reference is hereby made to the further provisions of this 6.50% Note set forth herein, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this 6.50% Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

(Signature Page Follows)

Exhibit A-10

IN WITNESS WHEREOF, EL PASO CORPORATION has caused this instrument to be executed in its corporate name by the signature of its duly authorized officer.

EL PASO CORPORATION

By:

Name:

Title:

DATED:

Exhibit A-10

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the 6.50% Senior Notes due 2006 referred to in the within-mentioned Indenture.

HSBC BANK USA, NATIONAL ASSOCIATION

as Trustee

By:

Authorized Signatory

Exhibit A-10

[REVERSE OF 6.50% SENIOR NOTE DUE 2006]

EL PASO CORPORATION

6.50% Senior Note due 2006

This note is one of a duly authorized issue of securities of the Company (the “ Securities ”), issued and to be issued in one or more series under an Indenture, dated as of May 10, 1999 (the “ Original Indenture ”), as previously supplemented and as further supplemented by a Tenth Supplemental indenture, dated as of December 28, 2005 (the “ Supplemental Indenture ,” and the Original Indenture, as so supplemented, the “ Indenture ”), between the Company and HSBC Bank USA, National Association, a national banking association, as successor-in-interest to JPMorgan Chase Bank (formerly The Chase Manhattan Bank), as trustee (the “ Trustee ,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which the Securities are, and are to be, authenticated and delivered. This note is one of the notes in a series designated as 6.50% Senior Notes due 2006 of the Company (hereinafter called the “ 6.50% Notes ”), issued under the Original Indenture, which 6.50% Notes are limited in aggregate principal amount to $109,500,000.

Except as provided in Sections 1006 and 1007 of the Original Indenture, neither the Indenture nor the 6.50% Notes limit or otherwise restrict the amount of indebtedness which may be incurred or other securities which may be issued by the Company. The 6.50% Notes issued under the Indenture are direct, unsecured obligations of the Company and will mature on May 15, 2006. The 6.50% Notes rank on parity with all other unsecured, unsubordinated indebtedness of the Company.

The 6.50% Notes will bear interest as set forth on the face hereof.

The 6.50% Notes are not redeemable prior to their Stated Maturity.

The 6.50% Notes are not entitled to any sinking fund.

If an Event of Default with respect to the 6.50% Notes shall occur and be continuing, the principal of the 6.50% Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series to be affected (voting as one class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of all affected series (voting as one class), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. The Indenture permits, with certain exceptions as therein provided, the Holders of a majority in aggregate principal amount of Securities of any series then Outstanding to waive past defaults under the Indenture with respect to such series and their consequences. Any such consent or waiver by the Holder of this 6.50% Note shall be conclusive and binding upon such Holder and upon all future Holders of this 6.50% Note and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 6.50% Note.

As provided in and subject to the provisions of the Indenture, the Holder of this 6.50% Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this 6.50% Note for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this 6.50% Note or of the Indenture shall alter or impair the obligation of the Company, which are absolute and unconditional, to pay the principal of, and premium, if any, and interest on this 6.50% Note at the times, place(s) and rates, and in the coin or currency, herein prescribed.

[If a Global Security, insert - The holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders hereof for any purpose under the Indenture.]

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 6.50% Note is registrable in the Security Register, upon surrender of this 6.50% Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for a like aggregate principal amount, will be issued to the designated transferee or transferees.

The 6.50% Notes are issuable only in registered forms without coupons, in minimum denominations of $1,000 or any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or other similar governmental charge payable in connection therewith.

Prior to due presentment of this 6.50% Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this 6.50% Note is registered as the owner hereof for all purposes, whether or not this 6.50% Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of or contained in the Indenture or of or contained in any Security, or for any claim based thereon or otherwise in respect thereof, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment, penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released by the acceptance hereof and as a condition of, and as part of the consideration for, the Securities and the execution of the Indenture.

THIS 6.50% NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Except as otherwise expressly provided herein, all terms used in this 6.50% Note but not otherwise defined herein shall have the meanings assigned to them in the Indenture.

[If a Transfer Restricted Security, insert—The Holder of this 6.50% Note is entitled to the benefits of the Registration Rights Agreement, dated as of December 28, 2005 (the “ Registration Rights Agreement ”), by and among the Company and the Dealer Managers named therein, and such Holders shall also have certain obligations to indemnify the Company under certain circumstances, all as more fully set forth in the Registration Rights Agreement.]

Exhibit A-10

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto                      (Please Print or Typewrite Name and Address of Assignee) the within instrument of EL PASO CORPORATION and does hereby irrevocably constitute and appoint                      Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises.

Please Insert Social Security or

Other Identifying Number of Assignee:

Dated:

(Signature)

Signature	Guarantee:

(Participant in a Recognized Signature

Guaranty Medallion Program)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

Exhibit A-10

EXCHANGE/TRANSFER CERTIFICATE

Re: 6.50% Senior Notes due 2006 of El Paso Corporation (the “6.50% Notes”).

This Exchange/Transfer Certificate relates to $         principal amount of 6.50% Notes held by             (the “ Transferor ”).

The Transferor has requested the Security Registrar by written order to exchange or register the transfer of a 6.50% Note or 6.50% Notes.

In connection with such request and in respect of each such 6.50% Note, the Transferor does hereby certify that the Transferor is familiar with the Indenture relating to the above-captioned 6.50% Notes and that the transfer of this 6.50% Note does not require registration under the Securities Act (as defined below) because:**

☐ Such 6.50% Note is being acquired for the Transferor’s own account without transfer.

☐ Such 6.50% Note is being transferred (i) to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “ Securities Act ”)), in accordance with Rule 144A under the Securities Act or (ii) pursuant to an exemption from registration in accordance with Rule 904 of Regulation S under the Securities Act (and in the case of clause (ii), based upon an opinion of counsel if the Company or the Trustee so requests, together with a certification in substantially the form of the Regulation S Certificate included in such 6.50% Note).

☐ Such 6.50% Note is being transferred (i) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests) or (ii) pursuant to an effective registration statement under the Securities Act.

☐ Such 6.50% Note is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests).

[INSERT NAME OF TRANSFEROR]

By:
Name:
Title:
Address:

Date:

**Check appropriate box.

Exhibit A-10

REGULATION S CERTIFICATE

,

HSBC BANK USA, NATIONAL ASSOCIATION, as Security Registrar

452 Fifth Avenue

New York, New York 10018

Attention: Corporate Trust and Loan Agency

Ladies and Gentlemen:

In connection with our proposed sale of $            principal amount of 6.50% Senior Notes due 2006 (the “ 6.50% Notes ”) of El Paso Corporation (the “ Company ”), we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended (the “ Securities Act ”), and, accordingly, we represent that:

(i)	the offer of the 6.50% Notes was not made to a person in the United States of America;

(ii)	at the time the buy order was originated, the transferee was outside the United States of America or we and any person acting on our behalf reasonably believed that the transferee was outside the United States of America;

(iii)	no directed selling efforts have been made by us in contravention of Rule 903 or Rule 904 of Regulation S under the Securities Act, as applicable;

(iv)	the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(v)	if the proposed transfer is being made prior to the expiration of the 40-day distribution compliance period as set forth in Regulation S, the transfer is not being made to, or for the benefit or account of, a U.S. Person (other than a distributor).

You, the Trustee and the Company are entitled to rely upon this Regulation S Certificate and you are irrevocably authorized to produce this Regulation S Certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used but not defined in this Regulation S Certificate have the meanings set forth in Regulation S under the Securities Act.

Very truly yours,

[Name]

By:
Name:
Title:
Address:

Exhibit A-10

[If a Global Security, insert as a separate page—

SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Depositary]

Exhibit A-10

EXHIBIT A-11

[FORM OF FACE OF 6.70% SENIOR NOTE DUE 2027]

[If a Global Security, insert—THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]

[If a Global Security, insert—UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[If a Transfer Restricted Security, insert—THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

(1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”) OR (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,

(2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(D) OR (2)(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT

THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT.]

CUSIP No.

ISIN No.

No.:	$

EL PASO CORPORATION

6.70% Senior Note due 2027

El Paso Corporation, a corporation duly organized and existing under the laws of Delaware (the “ Company ,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [                    ] [ if a Global Security, insert - Cede & Co., as nominee for The Depository Trust Company] or its registered assigns, the principal sum of                     United States Dollars [ if a Global Security, insert - , or such other principal amount as shall be set forth in the Schedule of Increases or Decreases attached hereto,] at the office of the Company designated for such purpose in The City of New York, on February 15, 2027 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon semi-annually in arrears on each February 15 and August 15 of each year (each such date, an “ Interest Payment Date ”), commencing on February 15, 2006, at the rate of 6.70% per annum from, and including, August 15, 2005 (or from and including the next most recent date to which interest has been paid or duly provided for) to, but excluding, the date on which the principal hereof has been paid or made available for payment.

The amount of interest so payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any Interest Payment Date is not a Business Day, then payment of the interest or principal payable on such date will be made on the next succeeding day which is a Business Day and no interest shall accrue in respect of the amounts which payment is so delayed for the period from and after such Interest Payment Date, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

Payments of the principal of and interest on the 6.70% Senior Notes due 2027 (hereinafter called the “ 6.70% Notes ”) shall be made at the office of the Company designated for such purpose in The City of New York; provided that, unless this 6.70% Note is a 6.70% Note issued in global form (“ Global Security ”), interest may be paid, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least five Business Days prior to the date for payment by the Person entitled thereto. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, as provided in the Indenture, as hereinafter defined, shall be paid to the Person in whose name this 6.70% Note (or one or more Predecessor Securities) shall have been registered at the close of business on the Regular Record Date with respect to such Interest Payment Date, provided that interest payable on the Stated Maturity shall be paid to the Person to whom principal is paid. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid as provided in said Indenture.

Reference is hereby made to the further provisions of this 6.70% Note set forth herein, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this 6.70% Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

(Signature Page Follows)

Exhibit A-11

IN WITNESS WHEREOF, EL PASO CORPORATION has caused this instrument to be executed in its corporate name by the signature of its duly authorized officer.

EL PASO CORPORATION

By:

Name:

Title:

DATED:

Exhibit A-11

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the 6.70% Senior Notes due 2027 referred to in the within-mentioned Indenture.

HSBC BANK USA, NATIONAL ASSOCIATION

as Trustee

By:

Authorized Signatory

Exhibit A-11

[REVERSE OF 6.70% SENIOR NOTE DUE 2027]

EL PASO CORPORATION

6.70% Senior Note due 2027

This note is one of a duly authorized issue of securities of the Company (the “ Securities ”), issued and to be issued in one or more series under an Indenture, dated as of May 10, 1999 (the “ Original Indenture ”), as previously supplemented and as further supplemented by a Tenth Supplemental indenture, dated as of December 28, 2005 (the “ Supplemental Indenture ,” and the Original Indenture, as so supplemented, the “ Indenture ”), between the Company and HSBC Bank USA, National Association, a national banking association, as successor-in-interest to JPMorgan Chase Bank (formerly The Chase Manhattan Bank), as trustee (the “ Trustee ,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which the Securities are, and are to be, authenticated and delivered. This note is one of the notes in a series designated as 6.70% Senior Notes due 2027 of the Company (hereinafter called the “ 6.70% Notes ”), issued under the Original Indenture, which 6.70% Notes are limited in aggregate principal amount to $200,000,000.

Except as provided in Sections 1006 and 1007 of the Original Indenture, neither the Indenture nor the 6.70% Notes limit or otherwise restrict the amount of indebtedness which may be incurred or other securities which may be issued by the Company. The 6.70% Notes issued under the Indenture are direct, unsecured obligations of the Company and will mature on February 15, 2027. The 6.70% Notes rank on parity with all other unsecured, unsubordinated indebtedness of the Company.

The 6.70% Notes will bear interest as set forth on the face hereof.

The 6.70% Notes are not redeemable at the Company’s option prior to their Stated Maturity. On February 15, 2007, or if such date is not a Business Day, then the next succeeding Business Day (the “ Redemption Date ”), each Holder of 6.70% Notes will have the right (the “ Redemption Right ”) to require the Company to redeem all or any part (equal to $1,000 in principal amount or an integral multiple thereof) of such Holder’s 6.70% Notes, in accordance with the provisions set forth herein, for cash at a purchase price equal to 100% of the aggregate principal amount thereof (the “ Redemption Price ”), plus accrued and unpaid interest, if any, thereon to the Redemption Date.

On or prior to November 30, 2006, the Company shall send, by first class mail, postage prepaid, a notice of the Redemption Right to each Holder of 6.70% Notes at its address appearing in the Security Register, with a copy to the Trustee, stating:

(a)	that such Holder has the Redemption Right;

(b)	the Redemption Date;

(c)	the Redemption Price (including the amount of any accrued and unpaid interest);

(d)	that any 6.70% Note not submitted for redemption will continue to accrue interest;

(e)	that on the Redemption Date the Redemption Price shall become due and payable upon each 6.70% Note submitted for redemption pursuant to the Redemption Right and that, unless the Company defaults in paying the Redemption Price therefor, any 6.70% Note submitted for redemption pursuant to the Redemption Right shall cease to accrue interest after the Redemption Date;

(f)	that any Holder electing to have a 6.70% Note redeemed pursuant to the Redemption Right will be required to surrender the 6.70% Note, or transfer the 6.70% Note by book-entry, with the form entitled “Option of Holder to Elect Redemption on February 15, 2007” on the reverse side of such 6.70% Note, duly completed, to the Trustee during the period from December 15, 2006 and prior to 5:00 p.m. (New York City time) on January 15, 2007 (or if such date is not a Business Day, then the next succeeding Business Day) at the address specified in such notice;

(g)	that any election on the part of a Holder to exercise the Redemption Right effected in accordance herewith shall be irrevocable on the part of the Holder and may not be withdrawn; and

(h)	that Holders whose 6.70% Notes are being redeemed only in part will be issued a new 6.70% Note or 6.70% Notes equal in principal amount to the unredeemed portion of the 6.70% Notes surrendered (which unredeemed portion must be equal to $1,000 in principal amount or an integral multiple thereof).

On or prior to the Redemption Date, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003 of the Indenture) an amount of cash sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) any accrued and unpaid interest on, all 6.70% Notes or portions thereof which are to be redeemed on that date.

The 6.70% Notes to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price thereof and from and after such date (unless the Company shall default in the payment of the Redemption Price) such 6.70% Notes shall cease to bear interest. Upon submission of any 6.70% Note for redemption in accordance with the provisions hereof, such 6.70% Note shall be paid by the Company at the Redemption Price, plus accrued and unpaid interest, if any, to the Redemption Date; provided , however , that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such 6.70% Notes registered as such on the relevant Record Date according to the terms and provisions hereof and Section 307 of the Indenture.

If any 6.70% Note is to be redeemed in part, the Company shall execute and the Trustee, upon Company Order, shall authenticate and deliver to the Holder of such 6.70% Note, without service charge, a new 6.70% Note or 6.70% Notes equal in principal amount to the unredeemed portion of the 6.70% Note surrendered (which unredeemed portion must be equal to $1,000 in principal amount or an integral multiple thereof).

The Company shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended, and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable to the redemption of the 6.70% Notes pursuant to the Redemption Right. To the extent that the provisions of any such rule conflict with the provisions hereof relating to the Redemption Right, the Company shall comply with the provisions of such rule and be deemed not to have breached its obligations relating to the Redemption Right by virtue thereof.

All questions regarding the validity, form, eligibility (including time of receipt) and acceptance of any 6.70% Notes for redemption will be determined by the Company, and its determination will be final and binding.

The 6.70% Notes are not entitled to any sinking fund.

If an Event of Default with respect to the 6.70% Notes shall occur and be continuing, the principal of the 6.70% Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the

Holders of a majority in aggregate principal amount of the Outstanding Securities of all series to be affected (voting as one class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of all affected series (voting as one class), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. The Indenture permits, with certain exceptions as therein provided, the Holders of a majority in aggregate principal amount of Securities of any series then Outstanding to waive past defaults under the Indenture with respect to such series and their consequences. Any such consent or waiver by the Holder of this 6.70% Note shall be conclusive and binding upon such Holder and upon all future Holders of this 6.70% Note and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 6.70% Note.

As provided in and subject to the provisions of the Indenture, the Holder of this 6.70% Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this 6.70% Note for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this 6.70% Note or of the Indenture shall alter or impair the obligation of the Company, which are absolute and unconditional, to pay the principal of, and premium, if any, and interest on this 6.70% Note at the times, place(s) and rates, and in the coin or currency, herein prescribed.

[If a Global Security, insert - The holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders hereof for any purpose under the Indenture.]

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 6.70% Note is registrable in the Security Register, upon surrender of this 6.70% Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for a like aggregate principal amount, will be issued to the designated transferee or transferees.

The 6.70% Notes are issuable only in registered forms without coupons, in minimum denominations of $1,000 or any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or other similar governmental charge payable in connection therewith.

Prior to due presentment of this 6.70% Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this 6.70% Note is registered as the owner hereof for all purposes, whether or not this 6.70% Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of or contained in the Indenture or of or contained in any Security, or for any claim based thereon or otherwise in respect thereof, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment, penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released by the acceptance hereof and as a condition of, and as part of the consideration for, the Securities and the execution of the Indenture.

THIS 6.70% NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Except as otherwise expressly provided herein, all terms used in this 6.70% Note but not otherwise defined herein shall have the meanings assigned to them in the Indenture.

[If a Transfer Restricted Security, insert—The Holder of this 6.70% Note is entitled to the benefits of the Registration Rights Agreement, dated as of December 28, 2005 (the “ Registration Rights Agreement ”), by and among the Company and the Dealer Managers named therein, and such Holders shall also have certain obligations to indemnify the Company under certain circumstances, all as more fully set forth in the Registration Rights Agreement.]

Exhibit A-11

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto                     (Please Print or Typewrite Name and Address of Assignee) the within instrument of EL PASO CORPORATION and does hereby irrevocably constitute and appoint                     Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises.

Please Insert Social Security or

Other Identifying Number of Assignee:

Dated:

(Signature)

Signature	Guarantee:

(Participant in a Recognized Signature

Guaranty Medallion Program)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

Exhibit A-11

EXCHANGE/TRANSFER CERTIFICATE

Re: 6.70% Senior Notes due 2027 of El Paso Corporation (the “6.70% Notes”).

This Exchange/Transfer Certificate relates to $        principal amount of 6.70% Notes held by             (the “ Transferor ”).

The Transferor has requested the Security Registrar by written order to exchange or register the transfer of a 6.70% Note or 6.70% Notes.

In connection with such request and in respect of each such 6.70% Note, the Transferor does hereby certify that the Transferor is familiar with the Indenture relating to the above-captioned 6.70% Notes and that the transfer of this 6.70% Note does not require registration under the Securities Act (as defined below) because:**

☐ Such 6.70% Note is being acquired for the Transferor’s own account without transfer.

☐ Such 6.70% Note is being transferred (i) to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “ Securities Act ”)), in accordance with Rule 144A under the Securities Act or (ii) pursuant to an exemption from registration in accordance with Rule 904 of Regulation S under the Securities Act (and in the case of clause (ii), based upon an opinion of counsel if the Company or the Trustee so requests, together with a certification in substantially the form of the Regulation S Certificate included in such 6.70% Note).

☐ Such 6.70% Note is being transferred (i) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests) or (ii) pursuant to an effective registration statement under the Securities Act.

☐ Such 6.70% Note is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests).

[INSERT NAME OF TRANSFEROR]

By:
Name:
Title:
Address:

Date:

**Check appropriate box.

Exhibit A-11

REGULATION S CERTIFICATE

            ,

HSBC BANK USA, NATIONAL ASSOCIATION, as Security Registrar

452 Fifth Avenue

New York, New York 10018

Attention: Corporate Trust and Loan Agency

Ladies and Gentlemen:

In connection with our proposed sale of $        principal amount of 6.70% Senior Notes due 2027 (the “ 6.70% Notes ”) of El Paso Corporation (the “ Company ”), we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended (the “ Securities Act ”), and, accordingly, we represent that:

(i)	the offer of the 6.70% Notes was not made to a person in the United States of America;

(ii)	at the time the buy order was originated, the transferee was outside the United States of America or we and any person acting on our behalf reasonably believed that the transferee was outside the United States of America;

(iii)	no directed selling efforts have been made by us in contravention of Rule 903 or Rule 904 of Regulation S under the Securities Act, as applicable;

(iv)	the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(v)	if the proposed transfer is being made prior to the expiration of the 40-day distribution compliance period as set forth in Regulation S, the transfer is not being made to, or for the benefit or account of, a U.S. Person (other than a distributor).

You, the Trustee and the Company are entitled to rely upon this Regulation S Certificate and you are irrevocably authorized to produce this Regulation S Certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used but not defined in this Regulation S Certificate have the meanings set forth in Regulation S under the Securities Act.

Very truly yours,

[Name]

By:
Name:
Title:
Address:

Exhibit A-11

OPTION OF HOLDER TO ELECT REDEMPTION ON FEBRUARY 15, 2007

If you elect to have this 6.70% Note redeemed by the Company on February 15, 2007, check the following box: ☐

If you elect to have only part of this 6.70% Note redeemed by the Company on February 15, 2007, state the amount that you wish to have redeemed (multiples of $1,000 only):

$

Dated:                    Signed:

(Sign exactly as name appears on the other side of this 6.70% Note)

Signature

Guarantee:

Exhibit A-11

[If a Global Security, insert as a separate page—

SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Depositary]

Exhibit A-11

EXHIBIT A-12

[FORM OF FACE OF 7 1/2% SENIOR NOTE DUE 2006]

[If a Global Security, insert—THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]

[If a Global Security, insert—UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[If a Transfer Restricted Security, insert—THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

(1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”) OR (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,

(2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(D) OR (2)(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT

THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT.]

CUSIP No.

ISIN No.

No.:	$

EL PASO CORPORATION

7 1/2% Senior Note due 2006

El Paso Corporation, a corporation duly organized and existing under the laws of Delaware (the “ Company ,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [                    ] [ if a Global Security, insert - Cede & Co., as nominee for The Depository Trust Company] or its registered assigns, the principal sum of                     United States Dollars [ if a Global Security, insert -     , or such other principal amount as shall be set forth in the Schedule of Increases or Decreases attached hereto,] at the office of the Company designated for such purpose in The City of New York, on August 15, 2006 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon semi-annually in arrears on each February 15 and August 15 of each year (each such date, an “ Interest Payment Date ”), commencing on February 15, 2006, at the rate of 7 1/2% per annum from, and including, August 15, 2005 (or from and including the next most recent date to which interest has been paid or duly provided for) to, but excluding, the date on which the principal hereof has been paid or made available for payment.

The amount of interest so payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any Interest Payment Date is not a Business Day, then payment of the interest or principal payable on such date will be made on the next succeeding day which is a Business Day and no interest shall accrue in respect of the amounts which payment is so delayed for the period from and after such Interest Payment Date, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

Payments of the principal of and interest on the 7 1/2% Senior Notes due 2006 (hereinafter called the “ 7 1/2% Notes ”) shall be made at the office of the Company designated for such purpose in The City of New York; provided that, unless this 7 1/2% Note is a 7 1/2% Note issued in global form (“ Global Security ”), interest may be paid, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least five Business Days prior to the date for payment by the Person entitled thereto. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, as provided in the Indenture, as hereinafter defined, shall be paid to the Person in whose name this 7 1/2% Note (or one or more Predecessor Securities) shall have been registered at the close of business on the Regular Record Date with respect to such Interest Payment Date, provided that interest payable on the Stated Maturity shall be paid to the Person to whom principal is paid. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid as provided in said Indenture.

Reference is hereby made to the further provisions of this 7 1/2% Note set forth herein, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this 7 1/2% Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

(Signature Page Follows)

Exhibit A-12

IN WITNESS WHEREOF, EL PASO CORPORATION has caused this instrument to be executed in its corporate name by the signature of its duly authorized officer.

EL PASO CORPORATION

By:

Name:

Title:

DATED:

Exhibit A-12

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the 7 1/2% Senior Notes due 2006 referred to in the within-mentioned Indenture.

HSBC BANK USA, NATIONAL ASSOCIATION

as Trustee

By:

Authorized Signatory

Exhibit A-12

[REVERSE OF 7 1/2% SENIOR NOTE DUE 2006]

EL PASO CORPORATION

7  1/2% Senior Note due 2006

This note is one of a duly authorized issue of securities of the Company (the “ Securities ”), issued and to be issued in one or more series under an Indenture, dated as of May 10, 1999 (the “ Original Indenture ”), as previously supplemented and as further supplemented by a Tenth Supplemental indenture, dated as of December 28, 2005 (the “ Supplemental Indenture ,” and the Original Indenture, as so supplemented, the “ Indenture ”), between the Company and HSBC Bank USA, National Association, a national banking association, as successor-in-interest to JPMorgan Chase Bank (formerly The Chase Manhattan Bank), as trustee (the “ Trustee ,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which the Securities are, and are to be, authenticated and delivered. This note is one of the notes in a series designated as 7 1/2% Senior Notes due 2006 of the Company (hereinafter called the “ 7 1/2% Notes ”), issued under the Original Indenture, which 7 1/2% Notes are limited in aggregate principal amount to $204,910,000.

Except as provided in Sections 1006 and 1007 of the Original Indenture, neither the Indenture nor the 7 1/2% Notes limit or otherwise restrict the amount of indebtedness which may be incurred or other securities which may be issued by the Company. The 7 1/2% Notes issued under the Indenture are direct, unsecured obligations of the Company and will mature on August 15, 2006. The 7 1/2% Notes rank on parity with all other unsecured, unsubordinated indebtedness of the Company.

The 7 1/2% Notes will bear interest as set forth on the face hereof.

The 7 1/2% Notes are not redeemable prior to their Stated Maturity.

The 7 1/2% Notes are not entitled to any sinking fund.

If an Event of Default with respect to the 7 1/2% Notes shall occur and be continuing, the principal of the 7 1/2% Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series to be affected (voting as one class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of all affected series (voting as one class), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. The Indenture permits, with certain exceptions as therein provided, the Holders of a majority in aggregate principal amount of Securities of any series then Outstanding to waive past defaults under the Indenture with respect to such series and their consequences. Any such consent or waiver by the Holder of this 7 1/2% Note shall be conclusive and binding upon such Holder and upon all future Holders of this 7 1/2% Note and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 7 1/2% Note.

As provided in and subject to the provisions of the Indenture, the Holder of this 7 1/2% Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this 7 1/2% Note for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this 7 1/2% Note or of the Indenture shall alter or impair the obligation of the Company, which are absolute and unconditional, to pay the principal of, and premium, if any, and interest on this 7 1/2% Note at the times, place(s) and rates, and in the coin or currency, herein prescribed.

[If a Global Security, insert - The holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders hereof for any purpose under the Indenture.]

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 7 1/2% Note is registrable in the Security Register, upon surrender of this 7 1/2% Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for a like aggregate principal amount, will be issued to the designated transferee or transferees.

The 7 1/2% Notes are issuable only in registered forms without coupons, in minimum denominations of $1,000 or any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or other similar governmental charge payable in connection therewith.

Prior to due presentment of this 7 1/2% Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this 7 1/2% Note is registered as the owner hereof for all purposes, whether or not this 7 1/2% Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of or contained in the Indenture or of or contained in any Security, or for any claim based thereon or otherwise in respect thereof, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment, penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released by the acceptance hereof and as a condition of, and as part of the consideration for, the Securities and the execution of the Indenture.

THIS 7 1/2% NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Except as otherwise expressly provided herein, all terms used in this 7 1/2% Note but not otherwise defined herein shall have the meanings assigned to them in the Indenture.

[If a Transfer Restricted Security, insert—The Holder of this 7 1/2% Note is entitled to the benefits of the Registration Rights Agreement, dated as of December 28, 2005 (the “ Registration Rights Agreement ”), by and among the Company and the Dealer Managers named therein, and such Holders shall also have certain obligations to indemnify the Company under certain circumstances, all as more fully set forth in the Registration Rights Agreement.]

Exhibit A-12

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto                     (Please Print or Typewrite Name and Address of Assignee) the within instrument of EL PASO CORPORATION and does hereby irrevocably constitute and appoint                     Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises.

Please Insert Social Security or

Other Identifying Number of Assignee:

Dated:

(Signature)

Signature	Guarantee:

(Participant in a Recognized Signature

Guaranty Medallion Program)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

Exhibit A-12

EXCHANGE/TRANSFER CERTIFICATE

Re: 7  1/2% Senior Notes due 2006 of El Paso Corporation (the “7 1/2% Notes”).

This Exchange/Transfer Certificate relates to $        principal amount of 7 1/2% Notes held by                     (the “ Transferor ”).

The Transferor has requested the Security Registrar by written order to exchange or register the transfer of a 7 1/2% Note or 7 1/2% Notes.

In connection with such request and in respect of each such 7 1/2% Note, the Transferor does hereby certify that the Transferor is familiar with the Indenture relating to the above-captioned 7 1/2% Notes and that the transfer of this 7 1/2% Note does not require registration under the Securities Act (as defined below) because:**

☐ Such 7 1/2% Note is being acquired for the Transferor’s own account without transfer.

☐ Such 7 1/2% Note is being transferred (i) to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “ Securities Act ”)), in accordance with Rule 144A under the Securities Act or (ii) pursuant to an exemption from registration in accordance with Rule 904 of Regulation S under the Securities Act (and in the case of clause (ii), based upon an opinion of counsel if the Company or the Trustee so requests, together with a certification in substantially the form of the Regulation S Certificate included in such 7 1/2% Note).

☐ Such 7 1/2% Note is being transferred (i) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests) or (ii) pursuant to an effective registration statement under the Securities Act.

☐ Such 7 1/2% Note is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests).

[INSERT NAME OF TRANSFEROR]

By:
Name:
Title:
Address:

Date:

**Check appropriate box.

Exhibit A-12

REGULATION S CERTIFICATE

            ,

HSBC BANK USA, NATIONAL ASSOCIATION, as Security Registrar

452 Fifth Avenue

New York, New York 10018

Attention: Corporate Trust and Loan Agency

Ladies and Gentlemen:

In connection with our proposed sale of $            principal amount of 7 1/2% Senior Notes due 2006 (the “ 7 1/2% Notes ”) of El Paso Corporation (the “ Company ”), we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended (the “ Securities Act ”), and, accordingly, we represent that:

(i)	the offer of the 7 1/2% Notes was not made to a person in the United States of America;

(ii)	at the time the buy order was originated, the transferee was outside the United States of America or we and any person acting on our behalf reasonably believed that the transferee was outside the United States of America;

(iii)	no directed selling efforts have been made by us in contravention of Rule 903 or Rule 904 of Regulation S under the Securities Act, as applicable;

(iv)	the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(v)	if the proposed transfer is being made prior to the expiration of the 40-day distribution compliance period as set forth in Regulation S, the transfer is not being made to, or for the benefit or account of, a U.S. Person (other than a distributor).

You, the Trustee and the Company are entitled to rely upon this Regulation S Certificate and you are irrevocably authorized to produce this Regulation S Certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used but not defined in this Regulation S Certificate have the meanings set forth in Regulation S under the Securities Act.

Very truly yours,

[Name]

By:
Name:
Title:
Address:

Exhibit A-12

[If a Global Security, insert as a separate page—

SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Depositary]

Created by Morningstar® Document ResearchSM

http://documentresearch.morningstar.com
Source: EL PASO CORP/DE, 8-K, January 04, 2006